EXHIBIT 99.1


[FLAG]
The information in this prospectus is not complete and may be changed. We cannot sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


PROSPECTUS SUPPLEMENT TO PROSPECTUS, DATED ____, 199_

CHASE CREDIT CARD OWNER TRUST 1999-__
Issuer

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Transferor and Administrator

THE CHASE MANHATTAN BANK, Servicer of Chase Credit Card Master Trust

$_________ CLASS A FLOATING RATE ASSET BACKED NOTES, SERIES 1999-__

$_________ CLASS B FLOATING RATE ASSET BACKED NOTES, SERIES 1999-__

$_________ CLASS C FLOATING RATE ASSET BACKED NOTES, SERIES 1999-__


                       Class A            Class B             Class C
                       -------            -------             -------
Principal Amount   $____________       $____________       $____________
Price              $______ (___%)      $______ (___%)      $______ (___%)
Underwriters'
  Commissions      $______ (___%)      $______ (___%)      $______ (___%)
Proceeds to the
  Issuer           $______ (___%)      $______ (___%)      $______ (___%)
Interest Rate      one-month LIBOR +   one-month LIBOR +   one-month LIBOR +
                          ___% p.a.           ___% p.a.          ___% p.a.
Interest Payment   monthly on          monthly on          monthly on
  Dates             the 15th            the 15th            the 15th
First Interest
  Payment Date     __________, 1999    ___________, 1999   ___________, 1999

Note Maturity
  Date             __________, ___     ___________, ____   ___________, ____


The Class B Notes are subordinated to the Class A Notes. The Class C Notes are subordinated to the Class A Notes and the Class B Notes.

THESE SECURITIES ARE INTERESTS IN CHASE CREDIT CARD OWNER TRUST 1999-__, AND ARE BACKED ONLY BY THE ASSETS OF THE OWNER TRUST. NEITHER THESE SECURITIES NOR THE ASSETS OF THE OWNER TRUST ARE RECOURSE OBLIGATIONS OF CHASE CREDIT CARD MASTER TRUST, CHASE MANHATTAN BANK USA, N.A., THE CHASE MANHATTAN BANK OR ANY OF THEIR AFFILIATES, OR OBLIGATIONS INSURED BY THE FDIC.

THESE SECURITIES ARE HIGHLY STRUCTURED. BEFORE YOU PURCHASE THESE
SECURITIES, BE SURE YOU UNDERSTAND THE STRUCTURE AND THE RISKS. SEE "RISK FACTORS" ON PAGES S-__ OF THIS PROSPECTUS SUPPLEMENT.

WE HAVE APPLIED TO HAVE THE SECURITIES LISTED ON THE LUXEMBOURG STOCK
EXCHANGE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS SUPPLEMENT AND THE ATTACHED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These securities are offered subject to availability.

Underwriters of the Class A Notes
Chase Securities Inc.

Underwriters of the Class B Notes
Chase Securities Inc.

Underwriters of the Class C Notes
Chase Securities Inc.

          The date of this Prospectus Supplement is ______, 199_.





                             TABLE OF CONTENTS

WHERE TO FIND INFORMATION IN THESE DOCUMENTS............................S-5

SUMMARY OF TERMS........................................................S-6

STRUCTURAL SUMMARY......................................................S-8

SELECTED MASTER TRUST PORTFOLIO SUMMARY DATA............................S-12

RISK FACTORS............................................................S-15
  Potential Early Repayment or Delayed Payment
    due to Reduced Portfolio Yield......................................S-15
  Allocations of Charged-Off Receivables
    Could Reduce Payments to Securityholders............................S-17
  Limited Ability toResell Notes........................................S-18
  Certain Liens Could Be Given Priority
    Over Your Securities................................................S-18
  Insolvency or Bankruptcy of Chase USA Could
    Result in Accelerated, Delayed or Reduced
    Payments to Noteholders.............................................S-18
  Issuance of Additional Series by the Master
    Trust May Affect the  Timing of Payments............................S-20
  Individual Noteholders Will Have Limited
    Control of Master Trust Actions.....................................S-20
  Class B and Class C Bear Additional Credit Risk.......................S-20
  Limited Assets of the Owner Trust.....................................S-21
  Owner Trust Spread Account Available to Class C.......................S-21

THE CHASE CREDIT CARD MASTER TRUST PORTFOLIO............................S-22
  General...............................................................S-22
  Delinquency and Loss Experience.......................................S-23
  Interchange...........................................................S-24
  Recoveries............................................................S-25

THE RECEIVABLES.........................................................S-25

MATURITY CONSIDERATIONS.................................................S-28
  Controlled Accumulation Period........................................S-28
  Events of Default.....................................................S-28
  Rapid Amortization Period.............................................S-29
  Pay Out Events........................................................S-29
  Payment Rates.........................................................S-29

RECEIVABLE YIELD CONSIDERATIONS.........................................S-30

CREATION OF THE OWNER TRUST.............................................S-31
  The Owner Trust.......................................................S-31
  Capitalization of the Owner Trust.....................................S-31
  The Owner Trustee.....................................................S-32

USE OF PROCEEDS.........................................................S-32

DESCRIPTION OF THE SERIES CERTIFICATE...................................S-32
  General...............................................................S-32
  Exchanges.............................................................S-33
  Status of the Series Certificate......................................S-33
  Interest Allocations..................................................S-33
  Principal Allocations.................................................S-33
  Postponement of Controlled Accumulation Period........................S-34
  Allocation Percentages................................................S-34
  Reallocation of Cash Flows............................................S-35
  Application of Collections............................................S-36
  Shared Excess Finance Charge Collections..............................S-41
  Shared Principal Collections..........................................S-41
  Defaulted Receivables; Investor Charge-Offs...........................S-41
  Principal Funding Account.............................................S-42
  Accumulation Period Reserve Account...................................S-42
  Companion Series......................................................S-43
  Pay Out Events........................................................S-44
  Servicing Compensation and Payment of Expenses........................S-45
  Reports to Certificateholders.........................................S-46

DESCRIPTION OF THE NOTES................................................S-46
  General...............................................................S-46
  Principal and Interest on the Notes...................................S-47
  The Indenture.........................................................S-49
  Distributions.........................................................S-49
  Subordination.........................................................S-52
  Owner Trust Spread Account............................................S-52
  Reports to Noteholders................................................S-54

LISTING AND GENERAL INFORMATION.........................................S-54

UNDERWRITING............................................................S-55

EXCHANGE LISTING........................................................S-57

INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT................................S-58

ANNEX I..................................................................A-1




                WHERE TO FIND INFORMATION IN THESE DOCUMENTS

The attached prospectus provides general information about Chase Credit Card Owner Trust 1999-__ and Chase Credit Card Master Trust, including terms and conditions that are generally applicable to the securities issued by the owner trust. The specific terms of the notes and the series certificate are described in this supplement.

This supplement begins with several introductory sections describing your series, Chase Credit Card Owner Trust 1999-___ and Chase Credit Card Master Trust in abbreviated form:

      o Summary of Terms provides important amounts, dates and other terms of your notes;

      o Structural Summary gives a brief introduction of the key structural features of your notes and the series certificate and directions for locating further information;

      o Selected Master Trust Portfolio Summary Data gives certain financial information about the assets of the master trust; and

      o Risk Factors describes risks that apply to your notes and the series certificate.

As you read through these sections, cross-references will direct you to more detailed descriptions in the attached prospectus and elsewhere in this supplement. You can also directly reference key topics by looking at the table of contents pages in this supplement and the attached prospectus.

As a purchaser of notes, you should review carefully the description of the series certificate in this prospectus supplement and the prospectus. The most significant asset of the owner trust will be the series certificate issued by the master trust and pledged to secure the notes.

This prospectus supplement and the attached prospectus may be used by Chase Securities Inc., an affiliate of Chase Manhattan Bank USA, N.A. and of The Chase Manhattan Bank and a subsidiary of The Chase Manhattan Corporation, in connection with offers and sales related to market-making transactions in the notes offered by this supplement and the attached prospectus. Chase Securities Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the prospectus. We have not authorized anyone to provide you with different information.

We are not offering these notes in any state where the offer is not permitted.

We do not claim the accuracy of the information in this prospectus supplement and the prospectus as of any date other than the dates stated on their respective covers.

TO UNDERSTAND THE STRUCTURE OF THESE SECURITIES, YOU MUST READ CAREFULLY THE ATTACHED PROSPECTUS AND THIS SUPPLEMENT IN THEIR ENTIRETY.



                              SUMMARY OF TERMS

Seller and Administrator:     Chase Manhattan Bank USA, National Association -
                              "Chase USA"
Issuer:                       Chase Credit Card Owner Trust 1999-__
Indenture Trustee:
Owner Trustee:
Pricing Date:                 _________, ____
Closing Date:                 _________, ____
Clearance and Settlement:     DTC/Cedelbank/Euroclear
Trust                         Assets: The series certificate issued by
                              Chase Credit Card Master Trust representing the right to certain collections on receivables originated in the VISA and MasterCard accounts comprising the master trust portfolio, including recoveries on charged-off receivables and fees payable by VISA and MasterCard to Chase USA. The series certificate will be rated in one of the four highest rating categories by at least one nationally recognized rating agency.


                                                        % of Initial Series
Note Structure:               Amount                    Principal Amount
      Class A                 $___________              __%
      Class B                 $___________              __%
      Class C                 $___________              __%

Annual Servicing Fee:                                   ___%

                            CLASS A             CLASS B             CLASS C
                            -------             -------             -------
Anticipated Ratings:
(Moody's/S&P/Fitch IBCA)    Aaa/AAA/AAA*        A2/A/A*             [Baa2/BBB/BBB]**

Credit Enhancement:         subordination       subordination       spread account
                            of Class B and      of Class C
                            Class C

ERISA Eligible:             Yes***              Yes***              Yes***

Interest Rate:              [1-month LIBOR +    [1-month LIBOR +    [1-month LIBOR +
                            ___% p.a.]          ___ p.a.]           ___% p.a.]

Interest Accrual Method:    actual/360          actual/360          actual/360
Interest Payment Dates:     monthly (15th)      monthly (15th)      monthly (15th)
Interest Rate Index
  Reset Date:               [2 business days    [2 business days    [2 business days
                            before each         before each         before  each
                            interest payment    interest payment    interest payment
                            date]               date]               date]
First Interest Payment
  Date:                     _________, ___      _________, ___      _________, ___
Scheduled NotePayment
  Date:                     _________, 20xx     _________, 20xx     _________, 20xx
Final Note Payment Date
  (no later than):          _________, 20xx     _________, 20xx     _________, 20xx
Application for Exchange
  Listing:                  Luxembourg          Luxembourg          Luxembourg

CUSIP Number:               ______________      ______________      ______________
ISIN:                       ______________      ______________      ______________
Common Code:                ______________      ______________      ______________

----------
* It is a condition to issuance that one of these ratings be obtained. ** It is a condition to issuance that two of these ratings be obtained. *** Investors subject to ERISA should consult their counsel.

                             STRUCTURAL SUMMARY

This summary briefly describes certain major structural components of Series 1999-__. To fully understand the terms of Series 1999 - __ you will need to read both this supplement and the attached prospectus in their entirety.

THE OWNER TRUST AND THE NOTES

The notes are obligations of the owner trust and bear interest at the rates and are payable on the dates stated in the summary of terms. The notes will be issued by the owner trust. The owner trust is a Delaware business trust formed by Chase USA for the purpose of issuing the notes. Chase USA is the beneficial owner of the owner trust.

The notes are secured by the series certificate and the proceeds of the series certificate that may be held from time to time by the owner trust.

For more information on the owner trust see "Creation of the Owner Trust - The Owner Trust" in this supplement. For more information on the notes, see "Description of the Notes" in this supplement.

THE MASTER TRUST AND THE SERIES CERTIFICATE

Chase Credit Card Master Trust is the issuer of the series certificate. The series certificate for Series 1999- __ is one of __ outstanding series issued by the master trust. The series certificate will not be subordinated to any other series of certificates issued by the master trust. The trustee of the master trust maintains the master trust for several beneficiaries:

   o the owner trust, as holder of the series certificate for Series 1999-__, is entitled to an allocation of collections on the receivables in the master trust portfolio based on the outstanding amount of the series certificate;

   o certificateholders of other series issued by the master trust are entitled to allocations of collections on the receivables based on the aggregate outstanding amount of each series;

   o providers of credit enhancements for certain series of certificates issued by the master trust are entitled to allocations of collections on the receivables based on the terms of those enhancements; and

   o Chase USA, as transferor of the receivables to the master trust, is entitled to the remainder of the collections on the receivables.

The series certificate represents an undivided interest in certain assets of the master trust. Each month, a portion of collections and net losses on the receivables, will be allocated to the owner trust as holder of the series certificate. The amounts allocated to the series certificate will be used to pay principal and interest due on the notes, to cover net losses allocated to the series certificate and to pay the servicing fees and other expenses allocated to the Series Certificate.

For more information on the series certificate see "Description of the Series Certificate" in this supplement. For more information on the allocation of collections on the series certificate and payment on the series certificate see "Description of the Series Certificate - Interest Allocations," "-Principal Allocations" and "-Allocation Percentages" in this supplement.

If the collections allocated to the series certificate exceed the principal and interest payable on the notes, the servicing fee payable to the master trust servicer, net losses allocated to the series and any required funding of the spread account (collections > principal + interest + servicing fee + losses + spread account funding), the servicer will share the excess with other series of certificates issued by the master trust, and then distribute any remaining excess to Chase USA. In no case will the holders of the notes receive more than the outstanding amount of principal and interest due on the notes.

For more information with respect to the sharing of excess collections see "Description of the Series Certificate - Shared Excess Finance Charge Collections" and "- Shared Principal Collection" in this supplement.

SCHEDULED PAYMENT DATES; MATURITY DATES

The notes are scheduled to be paid in full on the following payment dates for each class:

   Class A        __________, 20xx
   Class B        __________, 20xx
   Class C        __________, 20xx

The owner trust expects to pay each class of notes in full on the scheduled payment date for that class.

For the benefit of the owner trust, the master trust will accumulate funds in a principal funding account for the purpose of redeeming Class A. The master trust will deposit principal collections in the principal funding account during a "controlled accumulation period" that ends on the scheduled payment date for Class A. The controlled accumulation period may be as long as twelve months, but will be shortened if Chase USA determines that a shorter period will suffice for the accumulation of the Class A principal amount. During the controlled accumulation period, the master trust will make monthly deposits into the principal funding account in specified amounts. The funds available for deposit in the principal funding account will comprise the monthly principal collections allocated to Series 1999- _ but may also include principal collections allocated to other series that would otherwise be paid to Chase USA as transferor of the receivables to the master trust. In general, the availability of principal collections allocated to other series would be expected to permit Chase USA to shorten the controlled accumulation period. On the scheduled payment date for Class A, the master trust will pay to the owner trust the amount on deposit in the principal funding account, and the owner trust will make a principal allocation to Class A to the extent of the available funds.

On the scheduled payment date for Class B, if Class A has been paid in full, the master trust will pay to the owner trust all principal collections allocated to Series 1999-__ and the owner trust will make a principal allocation to Class B, up to the outstanding principal amount of Class B, to the extent of the available funds.

On the scheduled payment date for Class C, if Class A and Class B have been paid in full, the master trust will pay to the owner trust all principal collections allocated to Series 1999-__ and the owner trust will make a Principal Allocation to Class C, up to the outstanding principal amount of Class C, to the extent of the available funds.

The notes will mature, and any remaining principal and interest will be payable, on _________. No further payments on the notes will be made after that date.

For more information with respect to repayment of principal of notes and the controlled accumulation period see "Description of the Notes - Principal and Interest on the Notes - Payments of Principal," "Maturity Considerations - Controlled Accumulation Period" and "Description of the Series Certificate Postponement of Controlled Accumulation Period" in this supplement.

SHORTFALLS IN EXPECTED CASHFLOWS

If the funds available in the principal funding account and paid to the owner trust on the scheduled Class A payment date are insufficient to pay Class A principal in full, the owner trust will use the available funds to pay in part each of the outstanding Class A notes. On each subsequent payment date, the owner trust will apply all principal allocations it receives on the series certificate to the further payment of each of the outstanding Class A notes until they have been paid in full.

If Class A remains outstanding on the scheduled Class B payment date, the owner trust will use the principal collections it receives from the master trust to pay Class A until Class A has been paid in full. If the principal collections remaining after Class A has been paid in full are insufficient to pay Class B in full, the owner trust will use those funds to pay in part each of the outstanding Class B notes. On each subsequent payment date, the owner trust will apply all principal allocations it receives on the series certificate to the further payment of each of the outstanding Class B notes until they have been paid in full.

If Class A or Class B remains outstanding on the scheduled Class C payment date, the owner trust will use the principal collections it receives from the master trust to pay Class A and Class B until Class A and Class B have been paid in full. If the available funds remaining after Class A and Class B have been paid in full are insufficient to pay Class C in full, the owner trust will use those funds to pay in part each of the outstanding Class C notes. On each subsequent payment date, the owner trust will apply all principal allocations it receives on the series certificate to the further payment of each of the outstanding Class C notes until they have been paid in full.

For more information on shortfalls in expected cashflows see "Description of the Notes - Principal and Interest on the Notes - Payment of Principal" in this supplement.

OPTIONAL REDEMPTION

Chase USA, as transferor of the receivables to the master trust, has the right, but not the obligation, to purchase the series certificate, and cause the payment in full of the outstanding notes, when the outstanding amount of the series certificate is less than 5% of the amount of the series certificate at the closing date. If Chase USA exercises its right to purchase the series certificate, the purchase price received by the owner trust will be used to redeem the outstanding notes. The redemption price for any note will equal the sum of the outstanding principal amount of the note plus the accrued but unpaid interest on the note at the redemption date.

For more information with respect to optional redemption of the notes see "Description of the Notes Principal and Interest on the Notes - Optional Redemption" in this supplement and "Description of the Certificates - Final Payment of Principal; Termination" in the attached prospectus.

ALLOCATION OF NET LOSSES; CREDIT ENHANCEMENT

The series certificate represents an interest in both collections and net losses on the receivables in the master trust portfolio. The Class A and Class B notes, however, feature credit enhancement by means of the subordination of other interests, which provides the Class A and Class B notes with a measure of protection from net losses and shortfalls in cash flow. Class C has the benefit of a spread account that is available to reimburse any losses that Class C may suffer.

The master trust will allocate a portion of net losses on the receivables in the master trust portfolio to the series certificate. Finance charge collections allocated to the series certificate ordinarily will be used to pay interest on the notes, to fund the servicing fee with respect to Series 1999-__ and then to cover the portion of net losses allocated to the series certificate. If finance charges are insufficient to make all required payments and reimbursements in any month, shared finance charge collections from other series, if any, may be used to make up the shortfall.

If those amounts are not sufficient, reallocated principal collections may be used to make up the shortfall, but in that event the outstanding amount of the series certificate will be reduced by the amount of the reallocated principal. Any reduction in the outstanding amount of the series certificate may be reinstated on subsequent payment dates by application of any finance charge collections remaining after payment of all other required amounts.

If any reduction of the outstanding amount of the series certificate is not reinstated, the owner trust will not receive sufficient principal allocations for the redemption or repayment of the entire aggregate principal amount of the notes. In that event, the owner trust will pay first the principal of Class A, then the principal of Class B, and finally the principal of Class C. In this manner, Class C will be subordinated to Class A and Class B, and Class B will be subordinated to Class A.

Class C will have the benefit of the spread account maintained by the owner trust. The master trust will make payments to the owner trust out of available finance charge collections on the receivables in order to fund the spread account. If payments of principal and finance charge collections on the series certificate are insufficient to pay the principal and interest due on Class C, the owner trust will use the funds on deposit in the spread account, if any, to make up the shortfall.

For more information on allocation of losses see "Description of the Notes
- Subordination" in this supplement.

MINIMUM YIELD ON THE RECEIVABLES; EVENTS OF DEFAULT AND ACCELERATION
OF MATURITY

The owner trust will begin to repay the principal of the notes before their scheduled payment dates if the finance charge collections on the receivables in the master trust portfolio are too low. The minimum amount of collections for any month, referred to as the "base rate", is the sum of the interest payable on the notes for the related interest period, plus the servicing fee allocated to the series certificate for the related month. If the average net yield for the master trust portfolio, after deducting net loss amounts, for any three consecutive months is less than the average base rate for the same three consecutive months, a "pay out event" will occur with respect to the series certificate and the master trust will commence a "rapid amortization" of the series certificate through payment of all allocated principal to the owner trust. The owner trust, in turn, will use the proceeds of any rapid amortization to repay the notes in full or in part as described above under "Shortfalls in Expected Cashflows."

The series certificate is also subject to several other pay out events, which could cause the commencement of a rapid amortization of the series certificate. Also, the notes are subject to certain events of default, which could result in the acceleration of the maturity of the notes. These other events are summarized under the headings "Description of the Series Certificate - Pay Out Events" and "Description of the Notes - Events of Default" in this supplement.

For more information on pay out events, the portfolio yield and base rate, early principal repayment and redemption and rapid amortization, see "Maturity Considerations - Pay Out Events," "Description of the Series Certificate - Pay Out Events" and "Description of the Notes - Principal and Interest on the Notes" in this supplement and "Description of the Certificates Principal Allocations," "- Rapid Amortization Period" and "- Final Payment of Principal; Termination" in the attached prospectus.

TAX STATUS OF CLASS A, CLASS B, CLASS C AND CHASE CREDIT CARD MASTER TRUST

Simpson Thacher & Bartlett, tax counsel to Chase USA, is of the opinion that:

o under existing laws the Class A, Class B and Class C will be characterized as debt for U.S. federal income tax purposes; and

o that neither Chase Credit Card Owner Trust 1999- __ nor the Chase Credit Card Master Trust will be an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.

For further information regarding the application of U.S. federal income tax laws, see "Tax Matters" in the attached prospectus.

ERISA CONSIDERATIONS

Subject to important considerations described under "Employee Benefit Plan Considerations" in the attached prospectus, each class of notes will be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

For further information regarding the application of ERISA, see "Employee Benefit Plan Considerations" in the attached prospectus.

MAILING ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES

The mailing address of Chase Manhattan Bank USA, National Association is 802 Delaware Avenue, Wilmington, Delaware 19801, and the telephone number is (302) 575-5000.


                SELECTED MASTER TRUST PORTFOLIO SUMMARY DATA


                             [GRAPHIC OMITTED]


The chart above shows the geographic distribution of the receivables in the master trust portfolio among the 50 states and the District of Columbia. Other than the states specifically shown in the chart, no state accounts for more than 5% of receivables in the master trust portfolio.


                             [GRAPHIC OMITTED]


The chart above shows the percentages of the receivables in the master trust portfolio arising under accounts within the age brackets shown.


                             [GRAPHIC OMITTED]


The chart above shows the total yield, payment rate and net charge-off rate for the master trust portfolio for each month from January, 1997 to December, 1998.

"Master Trust yield" for any month means the total amount of collected finance charges and interchange charges allocated to Chase Credit Card Master Trust for the month, expressed as a percentage of total outstanding principal receivables at the beginning of the month.

The "payment rate" for any month is the aggregate amount collected on receivables during the month, including recoveries on previously charged off, receivables, expressed as a percentage of total outstanding receivables at the beginning of the month.

The amount of "net charge-offs" for any month is the amount of charged-off receivables recorded in the month, net of any recoveries from earlier charge-offs on receivables in the master trust portfolio, expressed as a percentage of total outstanding principal receivables at the beginning of the month.


                                RISK FACTORS

You should consider the following risk factors in deciding whether to purchase the notes described herein.

POTENTIAL EARLY               If a pay out event occurs with respect to the
REPAYMENT OR DELAYED          series certificate, the master trust will
PAYMENT DUE TO REDUCED        begin making payments of principal to the
PORTFOLIO YIELD               indenture trustee who holds the series
                              certificate for the benefit of the
                              noteholders. The indenture trustee will then begin making payments of principal on the notes. Such amounts may be paid to the notes prior to the scheduled principal payment date for the notes. If the average Chase Credit
                              Card Master Trust portfolio yield for Series
                              1999-__ for any three consecutive months is less than the average base rate for the same three consecutive months, a "pay out event" will occur with respect to the series certificate for Series 1999-__ and the master trust will commence a rapid amortization of the series certificate for Series 1999-__, and you will receive principal allocations earlier than the scheduled principal allocation date of your notes. Moreover, if principal collections on receivables allocated to other series are available for application to a rapid amortization of any outstanding securities, the period during which that rapid amortization occurs may be substantially shortened. Because of the potential for early repayment if the portfolio yield on the receivables falls below the minimum amount, any circumstances that tend to reduce the portfolio yield may increase the risk of early repayment of the notes.

                              Conversely, a reduction in collections may cause the period during which collections are accumulated in the principal funding account for payment of the series certificate to be longer than otherwise would have been the case.

                              The following factors could result in
                              circumstances that tend to reduce
                              collections:

                              CHASE USA MAY CHANGE THE TERMS AND CONDITIONS OF THE ACCOUNTS

                              Chase USA will transfer to the master trust receivables arising under specified credit card accounts, but Chase USA will continue to own those accounts. As the owner of those accounts, Chase USA retains the right to change various terms and conditions of those accounts, including finance charges and other fees it charges and the required monthly minimum payment. Chase USA may change the terms of the accounts to maintain its competitive position in the credit card industry. Changes in the terms of the accounts may reduce the amount of receivables arising under the accounts, reduce the amount of collections on those receivables, or otherwise alter payment patterns. See "Description of the Certificates - Addition of Trust Assets", "- Representations and Warranties" and "Chase USA's Credit Card Activities Billing and Payments" in the attached prospectus.

                              CHASE USA MAY ADD ACCOUNTS TO THE MASTER
                              TRUST PORTFOLIO

                              In addition to the accounts already
                              designated for the master trust, Chase USA is permitted to designate additional accounts for the master trust portfolio and to transfer the receivables in those accounts to the master trust. Also, if Chase USA's percentage interest in the accounts of the master trust falls to 7% or less, Chase USA will be required to maintain that level by designating additional accounts for the master trust portfolio and transferring the receivables in those accounts to the master trust. Any new accounts and receivables may have different terms and conditions than the accounts and receivables already in the master trust -- such as higher or lower fees or interest rates, or longer or shorter principal allocation terms. Credit card accounts purchased by Chase USA may be included as additional accounts if certain conditions are satisfied. Credit card accounts purchased by Chase USA will have been originated using the account originator's underwriting criteria, not those of Chase USA. The account originator's underwriting criteria may be more or less stringent than those of Chase USA. The new accounts and receivables may produce higher or lower collections or charge-offs over time than the accounts and receivables already in the master trust and could tend to reduce the amount of collections allocated to Series 1999-__.

                              If Chase USA is required to add accounts to the master trust, it may not have any accounts to be added to the trust. If Chase USA fails to add accounts when required, a "pay out event" will occur and you could receive payment of principal sooner than expected. See "Description of the Certificates -- Addition of Master Trust Assets" in the attached prospectus.

                              SECURITIES AND RECEIVABLES INTEREST RATE
                              RESET TERMS MAY DIFFER

                              Finance charges on certain of the accounts in the master trust accrue at a variable rate above a designated prime rate or other designated index. The interest rate of your note is based on LIBOR. Changes in LIBOR might not be reflected in the prime rate or the designated index, resulting in a higher or lower spread, or difference, between the amount of collections of finance charge receivables on the accounts and the amounts of interest payable on the notes and other amounts required to be funded out of collections of finance charge receivables.

                              Finance charges on certain of the accounts in the master trust accrue at a fixed rate. If LIBOR increases, the amount of interest on the notes and other amounts required to be funded out of collections of finance charge receivables will increase, while the amount of collections of finance charge receivables on the accounts will remain the same unless and until the rates on the accounts are reset.

                              A decrease in the spread between collections of finance charge receivables and interest allocations on the notes could increase the risk of early repayment of the series certificate and early repayment of the notes.

                              CHANGES TO CONSUMER PROTECTION LAWS MAY
                              IMPEDE CHASE'S COLLECTION EFFORTS

                              Federal and state consumer protection laws regulate the creation and enforcement of consumer loans, including credit card accounts and receivables. Changes or additions to those regulations could make it more difficult for the servicer of the receivables to collect payments on the receivables or reduce the finance charges and other fees that Chase USA can charge on credit card account balances, resulting in reduced collections. See "Description of the Certificates -- Pay Out Events" in the attached prospectus.

                              Receivables that do not comply with consumer protection laws may not be valid or enforceable in accordance with their terms against the obligors on those receivables. Chase USA makes representations and warranties relating to the validity and enforceability of the receivables arising under the accounts in the master trust portfolio. Subject to certain conditions described under "Description of the Certificates -- Representations and Warranties" in the attached prospectus, Chase USA must accept reassignment of each receivable that does not comply in all material respects with all requirements of applicable law. However, we do not anticipate that the master trust trustee under the pooling and servicing agreement will make any examination of the receivables or the related records for the purpose of determining the presence or absence of defects, compliance with representations and warranties, or for any other purpose. The only remedy if any representation or warranty is violated, and the violation continues beyond the period of time Chase USA has to correct the violation, is that Chase USA must accept reassignment of the receivables affected by the violation, subject to certain conditions described under "Description of the Certificates -- Representations and Warranties" in the attached prospectus. See also "Certain Legal Aspects of the Receivables -- Consumer Protection Laws" in the attached prospectus.

                              If a cardholder sought protection under
                              federal or state bankruptcy or debtor relief laws, a court could reduce or discharge completely the cardholder's obligations to repay amounts due on its account and, as a result, the related receivables would be written off as uncollectible. See "Description of the Series Certificate -- Defaulted Receivables; Investor Charge-Offs" in this supplement and "Description of the Certificates -- Defaulted Receivables; Rebates and Fraudulent Charges; Investor Charge-Offs" in the attached prospectus.

                              SLOWER GENERATION OF RECEIVABLES COULD REDUCE COLLECTIONS

                              The receivables transferred to the master trust may be paid at any time. We cannot assure the creation of additional receivables in the master trust's accounts or that any particular pattern of cardholder payments will occur. A significant decline in the amount of new receivables generated by the accounts in the master trust could result in reduced amounts of collections in the master trust portfolio. See "Maturity Considerations" in this supplement.

ALLOCATIONS OF CHARGED-OFF    Chase USA anticipates that it will write off
RECEIVABLES COULD REDUCE      as uncollectible some portion of the
PAYMENTS TO SECURITYHOLD      receivables arising in accounts in the master
                              trust portfolio. The series certificate will be allocated a portion of those charged-off receivables. See "Description of the Series
                              Certificate -- Allocation Percentages" and
                              "Chase USA's Credit Card Portfolio --
                              Delinquency and Loss Experience" in this supplement. If the amount of charged-off receivables allocated to the series certificate exceeds the amount of other funds available for reimbursement of those charge-offs, the owner trust as the holder of the series certificate may not receive the full amount of principal and interest due to it and the noteholders may suffer a loss in repayment of principal. See "Description of the Series Certificate -- Reallocation of
                              Cash Flows," " -- Application of Collections" and " -- Defaulted Receivables; Investor
                              Charge-Offs" in this supplement.

LIMITED ABILITY TO            The underwriters may assist in resales of any
RESELL NOTES                  class of the notes but they are not required
                              to do so. A secondary market for any of your notes may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell any of your notes.

CERTAIN LIENS COULD           Chase USA accounts for the transfer of the
BE GIVEN PRIORITY             receivables to the master trust as a sale.
OVER YOUR SECURITIES          However, a court could conclude that Chase
                              USA still owns the receivables and that the master trust holds only a security interest.
                              In addition, Chase USA accounts for the
                              transfer of the series certificate to the owner trust as a sale. However, a court could conclude that Chase USA still owns the series certificate and that the owner trust holds only a security interest in the series certificate. Chase USA will take steps to give (i) the master trust trustee a "first priority perfected security interest" in the receivables in the event a court concludes that Chase USA still owns the receivables and
                              (ii) the indenture trustee a "first priority perfected security interest" in the series certificate in the event a court concludes that Chase USA still owns the series certificate. If Chase USA became insolvent and the Federal Deposit Insurance Corporation were appointed conservator or receiver of Chase USA, the FDIC's administrative expenses might be paid from the receivables before the master trust received any payments on the receivables and before the owner trust received any payments on the series certificate. If a court concludes that the transfer to the master trust is only a grant of a security interest in the receivables certain liens on Chase USA's property arising before new receivables come into existence may get paid before the master trust's interest in those receivables. Those liens include a tax or government lien or other liens permitted under the law without the consent of Chase USA. See "Certain Legal
                              Aspects of the Receivables -- Transfer of
                              Receivables" and "Description of the
                              Certificates -- Representations and
                              Warranties" in the attached prospectus.

INSOLVENCY OR BANKRUPTCY      Under the Federal Deposit Insurance Act, as
OF CHASE USA COULD RESULT     amended by the Financial Institutions Reform,
IN ACCELERATED, DELAYED       Recovery and Enforcement Act of 1989, the
OR REDUCED PAYMENTS TO        master trust's security interest in the
NOTEHOLDERS                   receivables arising under the accounts in the
                              master trust portfolio and the indenture trustee's security interest in the series certificate should be respected by the FDIC where-

                              o Chase USA's transfer of the receivables to the master trust is the grant of a valid security interest in the receivables to the master trust and Chase USA's transfer of the series certificate to the owner trust is the grant of a valid security interest in the series certificate to the owner trust;

                              o Chase USA becomes insolvent and the FDIC is appointed conservator or receiver of Chase USA;

                              o  the security interest (a) is validly
                                 perfected before Chase USA's insolvency
                                 and (b) was not taken in contemplation of Chase USA's insolvency or with the intent to hinder, delay or defraud Chase USA or its creditors; and

                              o  the pooling and servicing agreement
                                 establishing the master trust, the deposit and administration agreement transferring the series certificate to the owner trust and the indenture pledging the series certificate to secure the notes are all continuously official records of Chase USA under the Federal Deposit Insurance Act and represents bona fide and arm's length transactions undertaken for adequate consideration in the ordinary course of business.

                              Under the Federal Deposit Insurance Act, the
                              FDIC could --

                              o  require The Bank of New York, as master
                                 trust trustee, to go through an
                                 administrative claims procedure to
                                 establish its right to payments collected on the receivables in the master trust;

                              o  require as indenture trustee for the
                                 noteholders to go through an
                                 administrative claims procedure to
                                 establish its right to payments made on
                                 the series certificate;

                              o request a stay of proceedings with respect to Chase USA;

                              o  repudiate the pooling and servicing
                                 agreement establishing the master trust
                                 and limit the master trust's resulting
                                 claim to "actual direct compensatory
                                 damages" measured as of the date of
                                 receivership; or

                              o repudiate the deposit and administration agreement and the indenture and limit the noteholders' resulting claim to "actual direct compensatory damages" measured as of the date of receivership. See "Certain Legal Aspects of the Receivables-- Certain Matters Relating to Receivership" in the attached prospectus.

                              If the FDIC were to take any of those actions your payments of outstanding principal and interest on the notes could be delayed and possibly reduced.

                              If a conservator or receiver were appointed for Chase USA, then a "pay out event" would occur for all outstanding series of master trust certificates and cause early repayment of both the series certificate and the notes. Under the terms of the pooling and servicing agreement new principal receivables would not be transferred to the master trust and the master trust trustee would sell the receivables (unless holders of more than 50% of the investor interest of each class of outstanding certificates gave the trustee other instructions). The master trust would then terminate earlier than was planned and you could have a loss if the sale of the receivables produced insufficient net proceeds to pay the series certificate in full. The conservator or receiver may nonetheless have the power --

                              o regardless of the terms of the pooling and servicing agreement, (a) to prevent the beginning of a rapid amortization period,
                                 (b) to prevent the early sale of the
                                 receivables and termination of the master trust or (c) to require new principal receivables to continue being transferred to the master trust;

                              o  regardless of the instructions of the
                                 securityholders, (a) to require the early sale of the master trust's receivables,
                                 (b) to require termination of the master trust and retirement of the series certificate or (c) to prohibit the continued transfer of principal receivables to the master trust; or

                              o  regardless of the terms of the indenture,
                                 (a) to prevent the declaration of an event of default and (b) to prevent the sale by the owner trust of the series certificate.

                              In addition, if Chase Bank, as servicer, defaults on its obligations under the pooling and servicing agreement solely because a conservator or receiver is appointed for Chase Bank, the conservator or receiver might have the power to prevent either the master trust trustee or the holders of certificates issued by the master trust from appointing a new servicer under the related pooling and servicing agreement. See "Certain Legal Aspects of the Receivables -- Certain Matters Relating to Receivership" in the attached prospectus.

ISSUANCE OF ADDITIONAL        Chase Credit Card Master Trust, as a master
SERIES BY THE MASTER          trust, may issue series of certificates from
TRUST MAY AFFECT THE          time to time. The master trust may issue
TIMING OF PAYMENTS            additional series with terms that are
                              different from the series certificate without the prior review or consent of any securityholders. It is a condition to the issuance of each new series that each rating agency that has rated an outstanding series confirm in writing that the issuance of the new series will not result in a reduction or withdrawal of its rating of any class of any outstanding series or of any series of notes.

                              However, the terms of a new series could affect the timing and amounts of payments on any other outstanding series. See
                              "Description of the Certificates --
                              Exchanges" in the attached prospectus.

INDIVIDUAL NOTEHOLDERS        Noteholders will have limited voting rights
WILL HAVE LIMITED CONTROL     relating to actions of the owner trust and
OF MASTER TRUST ACTIONS       indenture trustee. The noteholders will not
                              have the right to vote to direct the master trust trustee to take any actions other than the right to vote to declare a pay out event or a servicer default.

CLASS B AND CLASS C BEAR      Class B is subordinated to Class A. Principal
ADDITIONAL CREDIT RISK        allocations to Class B will not begin until
                              Class A has been paid in full. If principal collections allocated to the series certificate are reallocated to make interest allocations, the full amount of Class B principal may not be repaid. If receivables had to be sold, the net proceeds of that sale available to pay principal on the notes would be paid first to Class A before any remaining net proceeds would be available for payments due to Class B. See "Description of the Notes-- Subordination" in this supplement.

                              Class C is subordinated to Class A and Class
                              B. Principal allocations to Class C will not begin until Class A and Class B are repaid. If principal collections allocated to the series certificate are reallocated to make interest allocations and not reimbursed, the full amount of Class C principal may not be repaid. If receivables had to be sold, the net proceeds of that sale available to pay principal would be paid first to Class A, then to Class B, before any remaining net proceeds would be available for payments due to Class C. See "Description of the Notes -- Subordination" in this supplement.

LIMITED ASSETS OF THE         The owner trust will not have any significant
OWNER TRUST                   assets other than the series certificate, the
                              owner trust spread account and the note
                              distribution account. As a result, holders of notes must rely only on those assets for repayment of their notes. Although the owner trust may be required to sell the series certificate following a pay out event, there can be no assurance that the proceeds of a sale of the series certificate will be sufficient to pay the interest or principal due to the holders of notes. Additionally, the sale of the series certificate is subject to certain restrictions on transferability, which may delay the payment on the notes.

OWNER TRUST SPREAD ACCOUNT    The owner trust spread account available to
AVAILABLE TO CLASS C          Class C will only be funded in certain
                              limited circumstances from certain limited amounts available for this purpose. If funded, the amount available will be limited and will be subject to reductions. If the amount available in the owner trust spread account is equal to zero, the Class C noteholders will bear directly the risk of loss due to defaults in the master trust portfolio. See "Description of the Notes -
                              Owner Trust Spread Account."


                THE CHASE CREDIT CARD MASTER TRUST PORTFOLIO

      Capitalized terms are defined in the attached prospectus or in this supplement. Definitions are indicated by boldface type. Both the attached prospectus and this supplement contain an index of terms listing the page numbers where definitions can be found.

GENERAL

      The receivables (the "RECEIVABLES") conveyed or to be conveyed to the Chase Credit Card Master Trust (the "MASTER TRUST") pursuant to a pooling and servicing agreement (as the same may be amended from time to time, the "POOLING AND SERVICING AGREEMENT"), among Chase Manhattan Bank USA, National Association ("CHASE USA" or the "BANK"), The Chase Manhattan Bank ("CMB"), as servicer of the Receivables (the "SERVICER"), and The Bank of New York, as trustee (the "MASTER TRUST TRUSTEE"), as supplemented by the supplement relating to the Series Certificate (the "SERIES 1999-__ SUPPLEMENT") (the term "POOLING AND SERVICING AGREEMENT," unless the context requires otherwise, refers to the Pooling and Servicing Agreement as supplemented by the Series 1999-__ Supplement) have been or will be generated from transactions made by holders of MasterCard and VISA credit card accounts (the "ACCOUNTS") selected by Chase USA, including premium accounts and standard accounts, from the Bank Portfolio. The Variable Rate Asset Backed Certificate, Series 1999-_ (the "SERIES CERTIFICATE") will represent the right to receive certain payments from the Master Trust (formerly known as Chemical Master Credit Card Trust I), created pursuant to a pooling and servicing agreement among the Transferor (as defined herein), CMB as Servicer, and The Bank of New York, as Master Trust Trustee. As used in this prospectus supplement, the term "CERTIFICATEHOLDER" or "SERIES CERTIFICATEHOLDER" refers to Chase Credit Card Owner Trust 199__ as the holder of the Series Certificate, and "TRANSFEROR" means (a) with respect to the period prior to June 1, 1996, CMB (formerly known as Chemical Bank) and (b) with respect to the period beginning on June 1, 1996, Chase USA.

      The Receivables conveyed to the Master Trust arise in Accounts selected by Chase USA from the Bank Portfolio on the basis of criteria set forth in the Pooling and Servicing Agreement as applied on September 27, 1995 (the "CUT-OFF DATE") and, with respect to Additional Accounts, as of the related dates of their designations (the "TRUST PORTFOLIO"). Pursuant to the Pooling and Servicing Agreement, Chase USA has the right, subject to certain limitations and conditions set forth therein, to designate from time to time Additional Accounts and to transfer to the Master Trust all Receivables of such Additional Accounts, whether such Receivables are then existing or thereafter created. Any Additional Accounts designated pursuant to the Pooling and Servicing Agreement must be Eligible Accounts as of the date Chase USA designates such accounts as Additional Accounts. Chase USA will be required to designate Additional Accounts, to the extent available,
(a) to maintain the Transferor Interest so that during any period of 30 consecutive days, the Transferor Interest averaged over that period equals or exceeds the Minimum Transferor Interest for the same period and (b) to maintain, for so long as certificates of any Series (including the Series Certificate) remain outstanding, the sum of (i) the aggregate amount of Principal Receivables and (ii) the principal amount on deposit in the Excess Funding Account equal to or greater than the Minimum Aggregate Principal Receivables. "MINIMUM TRANSFEROR INTEREST" for any period means 7% of the sum of (i) the average Principal Receivables for such period and
(ii) the average principal amount on deposit in the Excess Funding Account, the Principal Funding Account and any other account specified from time to time pursuant to the Agreement or the Series Supplement for such period; provided, however, that Chase USA may reduce the Minimum Transferor Interest to not less than 2% of the sum of the amounts specified in clauses
(i) and (ii) above upon satisfaction of the Rating Agency Condition and certain other conditions set forth in the Pooling and Servicing Agreement. "MINIMUM AGGREGATE PRINCIPAL RECEIVABLES" means an amount equal to the sum of the numerators used to calculate the Investor Percentages with respect to the allocation of collections of Principal Receivables for each Series then outstanding minus the amount on deposit in the Excess Funding Account as of the date of determination; provided, that the Minimum Aggregate Principal Receivables may be reduced to a lesser amount at any time if the Rating Agency Condition is satisfied. Chase USA will convey the Receivables then existing or thereafter created under such Additional Accounts to the Master Trust. Further, pursuant to the Pooling and Servicing Agreement, Chase USA will have the right (subject to certain limitations and conditions) to designate certain Accounts and to require the Master Trust Trustee to reconvey all Receivables in such Accounts (the "REMOVED ACCOUNTS") to Chase USA, whether such Receivables are then existing or thereafter created. Throughout the term of the Master Trust, the Accounts from which the Receivables arise will be the Accounts designated by Chase USA on the Cut-Off Date plus any Additional Accounts minus any Removed Accounts. As of the Cut-Off Date and, with respect to Receivables in Additional Accounts, as of the related date of their conveyance to the Master Trust, and on the date any new Receivables are created, Chase USA will represent and warrant to the Master Trust that the Receivables meet the eligibility requirements specified in the Pooling and Servicing Agreement. See "Description of the Certificates -- Representations and Warranties" in the attached prospectus.

DELINQUENCY AND LOSS EXPERIENCE

      The Bank considers an account delinquent if a payment due thereunder is not received by the Bank by the date of the statement following the statement on which the amount is first stated to be due. Efforts to collect delinquent credit card receivables are made by the Bank's account management department, collection agencies and attorneys retained by the Bank. For a description of the Bank's collection practices and policies, see "Chase USA's Credit Card Activities -- Collection of Delinquent Accounts" in the attached prospectus.

      The Bank's policy is to charge off an account during the billing cycle immediately following the cycle in which such account became one hundred fifty (150) days delinquent. If the Bank receives notice that a cardholder is the subject of a bankruptcy proceeding, the Bank charges off such account upon the earlier of seventy-five (75) days after receipt of such notice and the time period set forth in the previous sentence.

      The following tables set forth the delinquency and loss experience as of the dates and for each of the periods shown for the Trust Portfolio.


                                      DELINQUENCY EXPERIENCE
                                         TRUST PORTFOLIO
                                  (DOLLAR AMOUNTS IN MILLIONS)

                                                                       DECEMBER 31,
                                   ------------------------------------------------------------------------------------
                                           1998                           1997                       1996
                                   --------------------------   --------------------------   --------------------------
                                                PERCENTAGE                   PERCENTAGE                   PERCENTAGE
                                   DELINQUENT    OF TOTAL       DELINQUENT    OF TOTAL       DELINQUENT    OF TOTAL
NUMBER OF DAYS DELINQUENT(1)         AMOUNT    RECEIVABLES(2)     AMOUNT    RECEIVABLES(2)     AMOUNT    RECEIVABLES(2)
-------------------------------    ----------  --------------   ----------  --------------   ----------  --------------
30 to 59 Days..................            $          %                 $             %              $              %
60 to 89 Days..................
90 Days or More................
                                   ----------  --------------   ----------  --------------   ----------  --------------
      TOTAL....................            $          %                $              %              $              %
                                   ==========  ==============   ==========  ==============   ==========  ==============

--------------------
(1) Number of days delinquent means the number of days after the first billing date following the original billing date. For example, 30 days delinquent means that no payment was received within 60 days after the original billing date.
(2) Delinquencies are calculated as a percentage of outstanding receivables as of the end of the month.



                                 LOSS EXPERIENCE
                                 TRUST PORTFOLIO
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                 YEAR ENDED DECEMBER 31,
                                           ----------------------------------
                                             1998         1997         1996
                                           --------     --------     --------
Average Receivables Outstanding(1).......        $            $            $
Gross Charge-Offs(2)(3)..................
Recoveries...............................
Net Charge-Offs..........................
Net Charge-Offs as a Percentage of
  Average Receivables Outstanding........        %            %            %
--------------------

(1) Average Principal Receivables Outstanding is the average of the daily receivable balance during the period indicated.
(2) Gross Charge-Offs shown include only the principal portion of charged-off receivables.
(3) Gross Charge-Offs do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods or customer disputes. Gross Charge-Offs exclude charges relating to changes in Chase USA's charge-off policies.

      The increase in Net Charge-Offs as a Percentage of Average Principal Receivables Outstanding for the Trust Portfolio for the years ended December 31, 1998, and December 31, 1997, when compared with the year ended December 31, 1996, reflects, among other factors, higher levels of personal bankruptcies. See "The Receivables -- Additional Trust Portfolio Information" herein for information with respect to net charge-offs as a percentage of the average Principal Receivables outstanding in the Master Trust.

INTERCHANGE

      Chase USA is required, pursuant to the terms of the Pooling and Servicing Agreement, to transfer to the Master Trust a percentage of Interchange (as defined in the attached prospectus). Interchange arising from the Trust Portfolio is allocated to the Master Trust based upon the percentage equivalent of the same ratio which the aggregate amount of purchases of merchandise and services relating to the Accounts made during such Monthly Period bears to the aggregate amount of purchases of merchandise and services relating to the Bank Portfolio with respect to such Monthly Period. Interchange allocated to the Master Trust will be treated as collections of Finance Charge Receivables. MasterCard and VISA may from time to time change the amount of Interchange reimbursed to banks issuing their credit cards. Under the circumstances described herein, Interchange will be used to pay a portion of the Investor Servicing Fee required to be paid on each Transfer Date. See "Description of the Series Certificates -- Servicing Compensation and Payment of Expenses" herein and "Chase USA's Credit Card Activities -- Interchange" in the attached prospectus.

RECOVERIES

      Chase USA is required, pursuant to the terms of the Agreement, to transfer to the Master Trust a percentage of the recoveries on charged-off accounts in the Bank Portfolio ("RECOVERIES") received each month. For each Monthly Period, Recoveries will be allocated to the Series Certificate on the basis of the percentage equivalent of the ratio which the amount of Receivables in Defaulted Accounts for such Monthly Period bears to the amount of receivables in defaulted accounts recorded in the Bank Portfolio for such Monthly Period. Recoveries allocated to the Master Trust will be treated as collections of Finance Charge Receivables. See "-- Delinquency and Loss Experience" above and "Chase USA's Credit Card Activities -- Collection of Delinquent Accounts" in the attached prospectus.


                              THE RECEIVABLES

      The Receivables in the Trust Portfolio, as of the beginning of the day on ________________, 199_, included approximately $____ billion of Principal Receivables and approximately $___ billion of Finance Charge Receivables. The Accounts had an average Principal Receivable balance of $________ and an average credit limit of $________. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was approximately __%. The average age of the Accounts was approximately __ months. As of the beginning of the day on _____, 199_, cardholders whose Accounts are included in the Trust Portfolio had billing addresses in all 50 states and the District of Columbia. As of the beginning of the day on _______, 199_, approximately __% of the Accounts were standard accounts and
__% were premium accounts, and the aggregate Principal Receivable balances of standard accounts and premium accounts, as a percentage of the total aggregate Principal Receivables, were approximately __% and __%, respectively. As of the beginning of the day on _____, 199__, the Receivables in the Trust Portfolio represented approximately __% of aggregate receivables in the Bank Portfolio

      The following tables summarize the Trust Portfolio by various criteria as of the beginning of the day on _______, 199_. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.


                        COMPOSITION BY ACCOUNT BALANCE  > - <
                                   TRUST PORTFOLIO

                                               PERCENTAGE OF                  PERCENTAGE
                                   NUMBER OF   TOTAL NUMBER    RECEIVABLES     OF TOTAL
ACCOUNT BALANCE                    ACCOUNTS     OF ACCOUNTS    OUTSTANDING    RECEIVABLES
--------------------------------   ---------   -------------   ------------   -----------
Credit Balance..................                         %      $                     %
No Balance......................
$0.01 to $1,500.00..............
$1,500.01 to $5,000.00..........
$5,000.01 to $10,000.00.........
$10,000.01 to $20,000.00........
Over $20,000.00.................
                                   ---------   -------------   ------------   -----------
   TOTAL..........................                    100%      $                   100%
                                   =========   =============   ============   ===========


                          COMPOSITION BY CREDIT LIMIT > - <
                                   TRUST PORTFOLIO

                                               PERCENTAGE OF                  PERCENTAGE
                                   NUMBER OF   TOTAL NUMBER    RECEIVABLES     OF TOTAL
ACCOUNT BALANCE                    ACCOUNTS     OF ACCOUNTS    OUTSTANDING    RECEIVABLES
--------------------------------   ---------   -------------   ------------   -----------
$0.00...........................                       %        $                      %
$0.01 to $1,500.00..............
$1,500 to $5,000.00.............
$5,000.01 to $10,000.00.........
Over $10,000.00.................
                                   ---------   -------------   ------------   -----------
   TOTAL........................                    100%        $                   100%
                                   =========   =============   ============   ===========


                   COMPOSITION BY PERIOD OF DELINQUENCY > - <
                                 TRUST PORTFOLIO

                                               PERCENTAGE OF                  PERCENTAGE
                                   NUMBER OF   TOTAL NUMBER    RECEIVABLES     OF TOTAL
PAYMENT STATUS                     ACCOUNTS     OF ACCOUNTS    OUTSTANDING    RECEIVABLES
--------------------------------   ---------   -------------   ------------   -----------
Current to 29 days delinquent...                        %       $                     %
30 to 59 days delinquent........
60 to 89 days delinquent........
90 to 119 days delinquent.......
120 days delinquent or more.....
                                   ---------   -------------   ------------   -----------
   TOTAL........................                    100%        $                   100%
                                   =========   =============   ============   ===========


                     COMPOSITION BY ACCOUNT SEASONING > - <
                               TRUST PORTFOLIO (1)

                                               PERCENTAGE OF                  PERCENTAGE
                                   NUMBER OF   TOTAL NUMBER    RECEIVABLES     OF TOTAL
ACCOUNT AGE                        ACCOUNTS     OF ACCOUNTS    OUTSTANDING    RECEIVABLES
--------------------------------   ---------   -------------   ------------   -----------
Not More than 6 Months..........                         %      $                      %
Over 6 Months to 12 Months......
Over 12 Months to 24 Months.....
Over 24 Months to 36 Months.....
Over 36 Months to 48 Months.....
Over 48 Months to 60 Months.....
Over 60 Months to 120 Months....
Over 120 Months.................
                                   ---------   -------------   ------------   -----------
   TOTAL........................                    100%        $                   100%
                                   =========   =============   ============   ===========

(1) Account age is determined by the number of months elapsed since the account was originally opened, except that with respect to the Chemical Bank Portfolio accounts which were converted from standard to premium accounts, account age is determined by the number of months since the account was converted.


                    GEOGRAPHIC DISTRIBUTION OF ACCOUNTS > - <
                                 TRUST PORTFOLIO

                                    PERCENTAGE OF                 PERCENTAGE
                         NUMBER OF  TOTAL NUMBER   RECEIVABLES    OF TOTAL
STATE                    ACCOUNTS    OF ACCOUNTS   OUTSTANDING   RECEIVABLES
----------------------   ---------  -------------  ------------  -----------
California............                    %        $                     %
New York..............
Texas.................
Florida...............
New Jersey............
Illinois..............
Ohio..................
Massachusetts.........
Pennsylvania..........
Michigan..............
Virginia..............
Maryland..............
Indiana...............
Georgia...............
Connecticut...........
North Carolina........
Washington............
Missouri..............
Tennessee.............
Minnesota.............
Arizona...............
Wisconsin.............
Louisiana.............
Colorado..............
Alabama...............
Kentucky..............
Oregon................
Oklahoma..............
South Carolina........
Nevada................
Arkansas..............
Kansas................
Rhode Island..........
Mississippi...........
New Hampshire.........
Iowa..................
New Mexico............
Hawaii................
Maine.................
Nebraska..............
Utah..................
West Virginia.........
Vermont...............
Idaho.................
Delaware..............
Washington, D.C.......
Montana...............
Alaska................
Wyoming...............
South Dakota..........
North Dakota..........
Other.................
                         ---------  -------------  ------------  -----------
   TOTAL                 $              100.00%    $               100.00%
                         =========  =============  ============  ===========


                          MATURITY CONSIDERATIONS

      The holders of the Notes will not receive payments of principal until principal allocations commence with respect to the Series Certificate. The Owner Trust as holder of the Series Certificate will not receive payments of principal until the _______ Distribution Date (the "SCHEDULED PRINCIPAL ALLOCATION COMMENCEMENT Date"), or earlier in the event of a Pay Out Event which results in the commencement of the Rapid Amortization Period. The Pooling and Servicing Agreement provides that, to the extent of available funds, principal will be paid to the Certificateholder in an amount equal to 100% of the Initial Investor Interest on the Scheduled Principal Allocation Commencement Date. The Indenture provides that the Class A Noteholders, the Class B Noteholders and the Class C Noteholders will not receive payments of principal until the earlier of (i) the _______ Payment Date (the "CLASS A SCHEDULED PAYMENT DATE", the "CLASS B SCHEDULED PAYMENT DATE" and the "CLASS C SCHEDULED PAYMENT DATE", respectively), and (ii) the Note Principal Due Date (provided, however, that the Class B Notes shall not receive any payments of principal until the Class A Notes have been paid in full, and the Class C Notes shall not receive any payments of principal until the Class A Notes and the Class B Notes have been paid in full). "NOTE PRINCIPAL DUE DATE" means any of (a) the date on which the Master Trust is terminated as described in "Description of the Certificates -- Final Payment of Principal; Termination" in the attached prospectus, (b) the date on which the Investor Interest is paid in full, (c) the Note Maturity Date, (d) the Certificate Reassignment Date and (e) the Payment Date in the month following the Monthly Period in which a Pay Out Event (including an Event of Default) occurs. See "Description of the Notes -- The Indenture -- Events of Default; Rights Upon Event of Default" in the attached prospectus.

CONTROLLED ACCUMULATION PERIOD

      The Controlled Accumulation Period with respect to the Series Certificate is scheduled to begin at the close of business on the last day of the _________ Monthly Period (the "CONTROLLED ACCUMULATION PERIOD"). Subject to the conditions set forth herein under "Description of the Series Certificate -- Postponement of Controlled Accumulation Period," the day on which the Revolving Period ends and the Controlled Accumulation Period begins may be delayed to no later than the close of business on the last day of the ______ Monthly Period. On each Transfer Date during the Controlled Accumulation Period prior to the payment of the Investor Interest in full, an amount equal to, for each Monthly Period, the least of
(a) the Available Investor Principal Collections, (b) the "CONTROLLED DEPOSIT AMOUNT" for such Monthly Period, which is equal to the sum of the Controlled Accumulation Amount for such Monthly Period and the Accumulation Shortfall, if any, for such Monthly Period and (c) the Adjusted Investor Interest prior to any deposits on such day, will be deposited in the Principal Funding Account until the principal amount on deposit in the Principal Funding Account (the "PRINCIPAL FUNDING ACCOUNT BALANCE") equals % of the Initial Investor Interest. Amounts in the Principal Funding Account are expected to be available to pay the entire amount of the Initial Investor Interest on the Scheduled Principal Allocation Commencement Date. Although it is anticipated that collections of Principal Receivables will be available on each Transfer Date during the Controlled Accumulation Period to make a deposit of the applicable Controlled Deposit Amount and that the entire amount of the Initial Investor Interest will be paid to the Series Certificateholder on the Scheduled Principal Allocation Commencement Date, no assurance can be given in this regard. If the amount required to pay the Investor Interest in full is not available on the Scheduled Principal Allocation Commencement Date, a Pay Out Event will occur and the Rapid Amortization Period will commence.

EVENTS OF DEFAULT

      An Event of Default occurs with respect to the Notes upon (a) a failure by the Owner Trust to pay principal on any (i) Class A Note when due and payable, (ii) Class B Note when due and payable, or (iii) Class C Note when due and payable, (b) the failure by the Owner Trust to pay the outstanding principal amount of any Class of Notes in full on its Scheduled Payment Date, (c) a failure by the Owner Trust to pay any interest on any of the Notes on any Payment Date (or when otherwise due and payable), and such failure shall continue for 65 business days; provided, however, that it shall not be an Event of Default if the Owner Trust fails to pay any
Note Interest Shortfall within 65 business days of the date such amount first became due, (d) the occurrence of certain bankruptcy events related to the Owner Trust or (e) the Owner Trust is subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended. If an Event of Default occurs, the Indenture Trustee or holders of a majority in principal amount of the Notes then outstanding may declare the principal of such Notes to be immediately due and payable. If the Notes are declared to be due and payable, subject to certain limitations, the Indenture Trustee may institute proceedings to collect amounts due or foreclose on the related Owner Trust estate, exercise remedies as a secured party, sell the related Owner Trust estate or elect to have the related Owner Trust maintain possession of such Owner Trust estate and continue to apply collections on such Owner Trust estate as if there had been no declaration of acceleration. In addition, as described below, the occurrence of an Event of Default will be a Pay Out Event. The occurrence of an Event of Default could therefore result in the early repayment of principal on the Notes. See "Description of the Notes -- The Indenture -- Events of Default; Rights Upon Event of Default" in the attached prospectus.

RAPID AMORTIZATION PERIOD

      If a Pay Out Event occurs, the Rapid Amortization Period will commence and any amounts on deposit in the Principal Funding Account will be paid to the Certificateholder (and thus to the Noteholders) on the Distribution Date in the month following the commencement of the Rapid Amortization Period. In addition, to the extent that the Investor Interest has not been paid in full, the Certificateholder (and thus the Noteholders) will be entitled to monthly payments of principal equal to the Available Investor Principal Collections until the earlier of the date on which the Series Certificate has been paid in full and the Series 1999-__ Termination Date.

PAY OUT EVENTS

      A Pay Out Event occurs with respect to the Series Certificate, either automatically or after specified notice, upon (a) the failure of Chase USA to make certain payments or transfers of funds for the benefit of the Certificateholder within the time periods stated in the Pooling and Servicing Agreement, (b) material breaches of certain representations, warranties or covenants of Chase USA, (c) certain insolvency events involving Chase USA, (d) a reduction of the average of the Portfolio Yields for any three consecutive Monthly Periods to a rate that is less than the average of the Base Rates for such period, (e) the Master Trust becoming subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (f) the failure of Chase USA to convey Receivables arising under Additional Accounts or Participations to the Master Trust when required by the Pooling and Servicing Agreement, (g) the occurrence of a Servicer Default which would have a material adverse effect on the Certificateholder, (h) insufficient funds in the Distribution Account to pay the Investor Interest in full on the Distribution Date following the Scheduled Principal Allocation Commencement Date, (i) Chase USA becomes unable for any reason to transfer Receivables to the Master Trust in accordance with the provisions of the Pooling and Servicing Agreement or (j) the occurrence of an Event of Default under the Indenture. See "Description of the Series Certificate -- Pay Out Events" in this supplement. The term "BASE RATE" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of the Class A Interest Requirement, the Class B Interest Requirement and the Net Class C Interest Requirement for the related Note Interest Period, and the Investor Servicing Fee for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period. The term "PORTFOLIO YIELD" means, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of collections of Finance Charge Receivables, Principal Funding Investment Proceeds and amounts withdrawn from the Accumulation Period Reserve Account deposited into the Finance Charge Account for such Monthly Period, calculated on a cash basis after subtracting the Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period.

PAYMENT RATES

      The following table sets forth the highest and lowest cardholder monthly payment rates for the Trust Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts.


                        CARDHOLDER MONTHLY PAYMENT RATES
                                 TRUST PORTFOLIO

                             YEAR ENDED DECEMBER 31,
                          ------------------------------
                           1998       1997       1996
                          -------   --------   ---------
Highest Month........     %         %          %
Lowest Month.........     %         %          %
Monthly Average (1)..     %         %          %

--------------------

(1) Monthly Averages shown are expressed as an arithmetic average of the payment rate for each month during the period indicated, each such month's payment rate representing total payments collected during the given month expressed as a percentage of total outstanding trust receivables at the beginning of the month.

      The Bank generally determines the minimum monthly payment with respect to the accounts by multiplying the combined new balance of purchases and cash advances, less any disputed amounts, by 2.000% (1/50 expressed as a percentage). If the amount so calculated is less than $10.00, it is increased to $10.00. The sum of such amount and any past due amounts equals the minimum payment amount. The minimum payment amount, however, is never more than the new balance.

      There can be no assurance that the cardholder monthly payment rates in the future will be similar to the historical experience set forth above. In addition, the amount of collections of Receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders. There can be no assurance that collections of Principal Receivables with respect to the Trust Portfolio will be similar to the historical experience set forth above or that deposits into the Principal Funding Account or the Distribution Account, as applicable, will be made in accordance with the applicable Controlled Accumulation Amount. If a Pay Out Event occurs, the average life of the Series Certificate and each Class of the Notes could be significantly reduced or increased.

      Because there may be a slowdown in the payment rate below the payment rates used to determine the Controlled Accumulation Amounts, or a Pay Out Event may occur which would initiate the Rapid Amortization Period, there can be no assurance that the actual number of months elapsed from the date of issuance of the Series Certificate to its final Distribution Date will equal the expected number of months or of any Class of Notes to its final Payment Date will equal the expected number of months. As described under "Description of the Series Certificate -- Postponement of Controlled Accumulation Period," in this Supplement the Servicer may shorten the Controlled Accumulation Period. There can be no assurance that there will be sufficient time to accumulate all amounts necessary to pay the Investor Interest on the Scheduled Principal Allocation Commencement Date and the two succeeding Distribution Dates and therefore that the Owner Trust will have sufficient funds to pay the principal of each Class of Notes on its Scheduled Payment Date. See "Security Ratings" and "Maturity Considerations" in the attached prospectus.


                      RECEIVABLE YIELD CONSIDERATIONS

      The gross revenues from finance charges and fees collected from Accounts in the Trust Portfolio for each of the three calendar years 1998, 1997 and 1996 are set forth in the following table. The historical yield figures in the following table are calculated on a cash collections basis. Portfolio Yield for the Trust Portfolio will be affected by numerous factors, including the monthly periodic finance charges on the Receivables, the amount of the annual membership fees and other fees, changes in the delinquency rate on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur monthly periodic finance charges. Additionally, the Portfolio Yield for the Trust Portfolio for any month will be affected by the number of collection days in such month. See "Risk Factors" in this supplement.


                                 PORTFOLIO YIELD
                                 TRUST PORTFOLIO
                          (DOLLAR AMOUNTS IN MILLIONS)

                                                   YEAR ENDED DECEMBER 31,
                                          ------------------------------------
                                             1998         1997         1996
                                          ----------   ----------   ----------
Finance Charges and Fees Billed (1)....   $             $            $
Average Principal Receivables
  Outstanding (2)......................   $             $            $
Yield from Finance charges and Fees
  Billed (3)...........................   %             %            %
--------------------

(1) Finance Charges and Fees Billed include periodic and minimum finance charges, annual membership fees, late charges, cash advance transaction fees, Interchange, overlimit fees and fees for returned checks and Interchange.
(2) Average Principal Receivables Outstanding is the average of the beginning of the month balance of trust principal receivables outstanding.
(3) Yield from Finance Charges and Fees Billed is calculated as a percentage of Average Principal Receivables Outstanding.


      Revenues vary for each account based on the type and volume of activity for each account. See "Chase USA's Credit Card Portfolio" and "The Receivables -- Additional Trust Portfolio Information" herein and "Chase USA's Credit Card Activities" in the attached prospectus.


                        CREATION OF THE OWNER TRUST

THE OWNER TRUST

      Chase Credit Card Owner Trust 1999-__ (the "OWNER TRUST") will be a statutory business trust created under the laws of the State of Delaware pursuant to (i) the filing of a certificate of trust with the Delaware Secretary of State and (ii) the provisions of the Trust Agreement described in this supplement and in the attached prospectus. The Owner Trust will not engage in any activity other than (i) acquiring, owning and managing the Series Certificate and the other assets of the Owner Trust including the spread account and proceeds therefrom, (ii) issuing and making payments on the Notes and (iii) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

      The proceeds from the initial sale of the Notes will be used by the Owner Trust to acquire the Series Certificate from the Transferor pursuant to the Deposit and Administration Agreement and to make an initial deposit to the Spread Account. The Bank, in its capacity as Administrator, will provide the notices and perform on behalf of the Owner Trust certain other administrative obligations required by the Indenture and will be compensated for acting as the Administrator. See "Description of the Notes -- Certain Matters Regarding the Administrator" in the attached prospectus.

      The Owner Trust's principal offices are in Delaware, in care of ___________________, as Owner Trustee, at the address listed below. See "-- The Owner Trustee."


CAPITALIZATION OF THE OWNER TRUST

      The following table illustrates the capitalization of the Owner Trust as of the date hereof, as if the issuance and sale of the Notes offered hereby had taken place on such date:

      Floating Rate Class A Notes...............................$
      Floating Rate Class B Notes...............................$
      Floating Rate Class C Notes...............................$
      Owner Trust Spread Account................................$
      Certificate of Beneficial Ownership.......................$
                                                                -------------
                  Total ........................................$
                                                                =============

THE OWNER TRUSTEE

      __________ is the Owner Trustee under the Trust Agreement.
___________ is a Delaware banking corporation and its principal offices are located at ______________ __________, Attention: __________ . The
Administrator will pay the fees of the Owner Trustee and will reimburse it for certain liabilities and expenses.


                              USE OF PROCEEDS

      The net proceeds from the sale of the Notes will be (i) if so required, used to make an initial deposit to the Owner Trust Spread Account and (ii) paid to Chase USA in respect of the purchase price of the Series Certificate. Chase USA will use such balance of the proceeds for its general corporate purposes.


                      DESCRIPTION OF THE SERIES CERTIFICATE

      The Series Certificate will be issued pursuant to the Pooling and Servicing Agreement, and the Series 1999-__ Supplement. Pursuant to the Pooling and Servicing Agreement, Chase USA and the Master Trust Trustee may execute further Series Supplements in order to issue additional Series of Certificates. The following summary of the Series Certificate does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Pooling and Servicing Agreement and the Series 1999-__ Supplement. See "Description of the Certificates" in the attached prospectus for additional information concerning the Series Certificate and the Pooling and Servicing Agreement.

GENERAL

      The Series Certificate will represent the right to receive certain payments from the assets of the Master Trust, including the right to the applicable allocation percentage of all cardholder payments on the Receivables in the Master Trust. The Series Certificate will be allocated at all times (i) the Floating Allocation Percentage of collections of Finance Charge Receivables ("INVESTOR FINANCE CHARGE COLLECTIONS"), (ii) the Floating Allocation Percentage of collections of Receivables in Defaulted Accounts (the "INVESTOR DEFAULT AMOUNT") and, (iii) (a) during the Revolving Period, the Floating Allocation Percentage of collections of Principal Receivables and, (b) during the Controlled Accumulation Period or Rapid Amortization Period, the Fixed Allocation Percentage of collections of Principal Receivables ("INVESTOR PRINCIPAL COLLECTIONS"). The Series Certificate represents the right to receive payments from the assets of the Master Trust in the amounts and at the times set forth herein. In addition to representing the right to receive payments from Investor Finance Charge Collections and Investor Principal Collections, the Series Certificate also represents the right to receive payments from funds on deposit in the Principal Funding Account and the Accumulation Period Reserve Account and certain investment earnings thereon, which will be treated as Available Investor Finance Charge Collections, and Shared Principal Collections and certain other available amounts (including Excess Finance Charge Collections and, under certain circumstances, amounts on deposit in the Excess Funding Account). Such payments will be made, to the extent of funds available therefor, on each Distribution Date on which such amounts are due to the Certificateholder in whose name the Series Certificate was registered on the last business day of the calendar month preceding such Distribution Date (each, a "RECORD DATE").

      Chase USA initially will own the "TRANSFEROR CERTIFICATE". The Transferor Certificate will represent the right to receive certain payments from the assets of the Master Trust, including the right to a percentage (the "TRANSFEROR PERCENTAGE") of all cardholder payments on the Receivables in the Master Trust equal to 100% minus the sum of the applicable Investor Percentages for all Series of certificates then outstanding. The Transferor Certificate may be transferred in whole or in part subject to certain limitations and conditions set forth in the Pooling and Servicing Agreement. See "Description of the Certificates -- Certain Matters Regarding the Transferor and the Servicer" in the attached prospectus.

      Beneficial interests in the Series Certificate will be offered for purchase in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof. The Series Certificate will be represented by a Definitive Security initially registered in the name of the Owner Trustee and endorsed in blank and delivered to the Indenture Trustee. See "Description of the Securities -- Definitive Securities" in the attached prospectus.

      The Series 1999-__ Supplement and the Series Certificate will provide that any money paid by the Master Trust to any Paying Agent in respect of the Series Certificate that remains unclaimed for two years after the date of such payment will be repaid to the Master Trust, and thereafter any Certificateholder may look only to the Master Trust for payment thereof. The Owner Trust, by purchase of the Series Certificate, will be deemed to have consented on behalf of the Noteholders to an amendment to the Pooling and Servicing Agreement to permit, among other things, the assignment from CMB to Chase USA and assumption by Chase USA from CMB of all of its servicing obligations thereunder.

EXCHANGES

      The Pooling and Servicing Agreement also provides that the holder of the Transferor Certificate may tender the Transferor Certificate to the Master Trust Trustee in exchange for one or more new Series and a reissued Transferor Certificate. See "Description of the Certificates -- Exchanges" in the attached prospectus.

STATUS OF THE SERIES CERTIFICATE

      Upon issuance, the Series Certificate will rank pari passu with all other outstanding Series of Certificates.

INTEREST ALLOCATIONS

      The Series Certificate will entitle the holder thereof to receive from the Master Trust, on each Distribution Date, the excess of the Available Investor Finance Charge Collections for the related Monthly Period over the amount thereof applied to the sum of (i) the Investor Servicing Fee, (ii) the Investor Default Amount, (iii) the Investor Charge-Offs and Reallocated Principal Collections that have not been previously reimbursed, (iv) the amount, if any, required to fund the Accumulation Period Reserve Account and (v) the amount applied as Excess Finance Charge Collections paid to other Series.

      "AVAILABLE INVESTOR FINANCE CHARGE COLLECTIONS" means, with respect to any Monthly Period, an amount equal to the sum of (a) Investor Finance Charge Collections allocated to the Investor Interest with respect to such Monthly Period (excluding the portion of collections of Investor Finance Charge Collections attributable to Interchange that is allocable to Servicer Interchange), (b) Investor Principal Funding Investment Proceeds, if any, with respect to the related Transfer Date and (c) amounts, if any, to be withdrawn from the Accumulation Period Reserve Account which are required to be included in Available Investor Finance Charge Collections pursuant to the Series 1999-__ Supplement with respect to such Transfer Date.

      A "DISTRIBUTION DATE" shall be ____, 1999 and on the 15th day of each following month (or if such 15th day is not a business day, the next succeeding business day).

PRINCIPAL ALLOCATIONS

      On each Transfer Date relating to the period which begins on ____, 1999 (the "CLOSING DATe") and ends at the commencement of the Controlled Accumulation Period or, if earlier, the Rapid Amortization Period (the "REVOLVING PERIOD"), Available Investor Principal Collections for the related Monthly Period will, subject to certain limitations (including the allocation of any Reallocated Principal Collections with respect to the related Monthly Period to pay the Class A Interest Requirement and the Class B Interest Requirement), be treated as Shared Principal Collections or, under certain circumstances, deposited into an excess funding account (the "EXCESS FUNDING ACCOUNT").

      On each Transfer Date relating to the Controlled Accumulation Period, the Trustee will deposit in the Principal Funding Account, for the benefit of the Owner Trust, an amount equal to the least of (a) Available Investor Principal Collections with respect to such Transfer Date, (b) the applicable Controlled Deposit Amount and (c) the Adjusted Investor Interest prior to any deposits on such date. Amounts in the Principal Funding Account will be paid to the Noteholders on the Scheduled Principal Allocation Commencement Date.

      "AVAILABLE INVESTOR PRINCIPAL COLLECTIONS" means, with respect to any Monthly Period, an amount equal to the sum of (a) (i) the Investor Principal Collections received during such Monthly Period and certain other amounts allocable to the Investor Interest, minus (ii) the amount of Reallocated Principal Collections made during such Monthly Period used to fund the Required Amount, plus (b) any Shared Principal Collections with respect to other Series that are allocated to Series 1999-__.

      On each Distribution Date during the Rapid Amortization Period, the Series Certificateholder will be entitled to receive Available Investor Principal Collections for the related Monthly Period in an amount up to the Investor Interest until the earlier of the date the Series Certificate is paid in full and the Series 1999-__ Termination Date. See "-- Pay Out Events" below for a discussion of events which might lead to the commencement of the Rapid Amortization Period.

POSTPONEMENT OF CONTROLLED ACCUMULATION PERIOD

      Upon written notice to the Master Trust Trustee, the Servicer may elect to postpone the commencement of the Controlled Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions including those set forth below. The Servicer may make such election only if the Accumulation Period Length (determined as described below) is less than twelve months. On the __________, 200_ Determination Date and on each Determination Date thereafter, until the Controlled Accumulation Period begins, the Servicer will determine the "ACCUMULATION PERIOD LENGTH," which is the number of whole months expected to be required to fund the Principal Funding Account up to ___% of the initial outstanding principal amount of the Series Certificate no later than the Scheduled Principal Allocation Commencement Date, based on (a) the expected monthly collections of Principal Receivables expected to be distributable to the certificateholders of all Series (excluding certain other Series), assuming a principal allocation rate no greater than the lowest monthly principal allocation rate on the Receivables for the preceding twelve months and (b) the amount of principal expected to be distributable to certificateholders of all Series (excluding certain other Series) which are not expected to be in their revolving periods during the Controlled Accumulation Period. If the Accumulation Period Length is less than twelve months, the Servicer may, at its option, postpone the commencement of the Controlled Accumulation Period such that the number of months included in the Controlled Accumulation Period will be equal to or exceed the Accumulation Period Length. The effect of the foregoing calculation is to permit the reduction of the length of the Controlled Accumulation Period based on the investor interests of certain other Series which are scheduled to be in their revolving periods during the Controlled Accumulation Period and on increases in the principal allocation rate occurring after the Closing Date. The length of the Controlled Accumulation Period will not be determined to be less than one month.

ALLOCATION PERCENTAGES

      Pursuant to the Pooling and Servicing Agreement, with respect to each Monthly Period, the Servicer will allocate among the Investor Interest, the investor interest for all other Series issued and outstanding and the interest of Chase USA (the "TRANSFEROR INTEREST"), all amounts collected on Finance Charge Receivables, all amounts collected on Principal Receivables and all Default Amounts with respect to such calendar month (each such month, a "MONTHLY PERIOD").

      Collections of Finance Charge Receivables and Default Amounts at any time and collections of Principal Receivables during the Revolving Period will be allocated to the Investor Interest based on the Floating Investor Percentage. The "FLOATING INVESTOR PERCENTAGE" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the initial Investor Interest) and the denominator of which is the greater of (x) the sum of (A) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the day immediately preceding the Closing Date) and (B) the principal amount on deposit in the Excess Funding Account as of the close of business on such day and (y) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in which an addition of Accounts occurs or in which a removal of Accounts occurs, the amount in clause (x)(A) above shall be (i) the aggregate amount of Principal Receivables in the Master Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related date of the first addition to the Master Trust of Receivables in certain designated Accounts ("ADDITION DATE") or the date of the removal from the Master Trust of Receivables in certain designated Accounts (the "REMOVAL DATE") and (ii) the aggregate amount of Principal Receivables in the Master Trust as of the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Master Trust on the related Addition Date or Removal Date, as the case may be, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

      Collections of Principal Receivables during the Controlled Accumulation Period and the Rapid Amortization Period will be allocated to the Investor Interest based on the Fixed Investor Percentage. The "FIXED INVESTOR PERCENTAGE" means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is the greater of (x) the sum of (A) the aggregate amount of Principal Receivables as of the close of business on the last day of the prior Monthly Period and (B) the principal amount on deposit in the Excess Funding Account as of the close of business on such day and (y) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Principal Receivables for all outstanding Series for such Monthly Period; provided, however, that with respect to any Monthly Period in which an Addition Date occurs or in which a Removal Date occurs, the amount in clause (x)(A) above shall be (i) the aggregate amount of Principal Receivables in the Master Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (ii) the aggregate amount of Principal Receivables in the Master Trust at the beginning of the day on the related Addition Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from the Master Trust on the related Addition Date or Removal Date, as the case may be, for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period.

      "INVESTOR INTEREST" for any date means an amount equal to (a) the initial principal amount of the Series Certificate, minus (b) the aggregate amount of principal allocations made to the Certificateholder prior to such date, minus (c) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections for all Transfer Dates preceding such date over the aggregate amount of any reimbursements of Investor Charge-Offs and Reallocated Principal Collections for all Transfer Dates preceding such date; provided, however, that the Investor Interest may not be reduced below zero.

      "ADJUSTED INVESTOR INTEREST" for any date of determination means an amount equal to the then-current Investor Interest minus the Principal Funding Account Balance on such date.

REALLOCATION OF CASH FLOWS

      With respect to each Transfer Date, the Servicer will determine an amount for the related Monthly Period (the "MONTHLY PRINCIPAL REALLOCATION AMOUNT"), equal to the sum of (A) the lower of (i) the excess of the Class A Interest Requirement over the Available Investor Finance Charge Collections and (ii) the greater of (a) (x) the product of (I) % and (II) the Initial Investor Interest minus (y) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (b) zero; and (B) the lower of (i) the excess of the Class B Interest Requirement over the Available Investor Finance Charge Collections remaining after application to the Class A Interest Requirement and (ii) the greater of (a) the product of (I) % and
(II) the Initial Investor Interest minus the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (b) zero. If the Monthly Principal Reallocation Amount is greater than zero, Investor Principal Collections will be used to fund such amount with respect to such Transfer Date and the Investor Interest will be reduced accordingly. Any such reduction in the Investor Interest will have the effect of slowing or reducing the amount of funds distributable with respect to the Series Certificate. In such case, the Certificateholder will bear directly the credit and other risks associated with its interest in the Master Trust. See "-- Defaulted Receivables; Investor Charge-Offs."

      The sum of all Monthly Principal Reallocation Amounts for the Series Certificate are "REALLOCATED PRINCIPAL COLLECTIONS." Reallocated Principal Collections will be reimbursed by, and the Investor Interest increased to the extent of, Available Investor Finance Charge Collections available for such purposes on each Transfer Date. See " -- Application of Collections -- Payment of Interest, Fees and Other Items."

APPLICATION OF COLLECTIONS

      Allocations. Except as otherwise provided below, the Servicer will deposit into the Collection Account, no later than the second business day following the date of processing, any payment collected by the Servicer on the Receivables. On the same day as any such deposit is made, the Servicer will make the deposits and payments to the accounts and parties as indicated below; provided, however, that for as long as CMB remains the Servicer under the Pooling and Servicing Agreement and (a)(i) the Servicer provides to the Master Trust Trustee a letter of credit or other credit enhancement covering the risk of collection of the Servicer acceptable to the Rating Agency and (ii) Chase USA shall not have received a notice from the Rating Agency that reliance on such letter of credit or other credit enhancement would result in the lowering of such Rating Agency's then-existing rating of any Series then outstanding or (b) the Servicer has and maintains a certificate of deposit rating of "P-1" by Moody's and of "A-1" by Standard & Poor's and deposit insurance provided by either BIF or SAIF or makes other arrangements satisfactory to each Rating Agency rating any Series then outstanding, then the Servicer may make such deposits and payments on the business day immediately prior to the Distribution Date (the "TRANSFER DATE") in an amount equal to the net amount of such deposits and payments which would have been made had the conditions of this proviso not applied.

      With respect to the Series Certificate and any Monthly Period, and notwithstanding anything in the Pooling and Servicing Agreement to the contrary, whether the Servicer is required to make Monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account, (i) the Servicer will only be required to deposit collections from the Collection Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such deposit account or, without duplication, distributed on or prior to the related Distribution Date to the Certificateholder and (ii) if at any time prior to such Distribution Date the amount of collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

      Payment of Interest, Fees and Other Items. On each Transfer Date, the Master Trust Trustee, acting [on behalf of the Owner Trust and] pursuant to the Servicer's instructions, will apply the Available Investor Finance Charge Collections for the related Monthly Period in the following manner:

                  (a) an amount equal to the Class A Interest Requirement for the related Distribution Date will be deposited into the Distribution Account for distribution to, or at the direction of, the Series Certificateholder on such Distribution Date;

                  (b) an amount equal to the Class B Interest Requirement for the related Distribution Date will be deposited into the Distribution Account for distribution to, or at the direction of, the Series Certificateholder on such Distribution Date;

                  (c) an amount equal to the Net Investor Servicing Fee plus the amount of any overdue Net Investor Servicing Fee, will be paid to the Servicer;

                  (d) an amount equal to the Investor Default Amount, if any, for the related Monthly Period, will be treated as Available Investor Principal Collections and deposited into the Principal Account for such Transfer Date;

                  (e) an amount equal to the sum of the Investor
      Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed will be deposited into the Principal Account and treated as a portion of Available Investor Principal Collections for such Transfer Date;

                  (f) an amount equal to the Class C Interest Requirement for the related Distribution Date will be deposited in the Distribution Account for distribution to, or at the direction of, the Series Certificateholder on such Distribution Date;

                  (g) on and after the Reserve Account Funding Date, but prior to the date on which the Accumulation Period Reserve Account terminates as described below under "-- Accumulation Period Reserve Account," an amount up to the excess, if any, of the Required Accumulation Period Reserve Account Amount over the Available Accumulation Period Reserve Account Amount will be deposited in the Accumulation Period Reserve Account on behalf of the Owner Trust;

                  (h) an amount equal to the excess, if any, of (i) the Investor Servicing Fee less Servicer Interchange over (ii) the amount paid to the Servicer pursuant to clause
      (c) above will be paid to the Servicer;

                  (i) an amount equal to the excess, if any, of the Required Owner Trust Spread Account Amount over the amount then on deposit in the Owner Trust Spread Account will be paid to the Certificateholder;
      and

                  (j) the balance, after payments made pursuant to clauses
      (a) through (i) above, first will be treated as "EXCESS FINANCE CHARGE COLLECTIONS" which will be available to cover shortfalls, if any, in amounts payable from collections of Finance Charge Receivables with respect to other Series in accordance with the Pooling and Servicing Agreement, and then the balance, if any, remaining after any such sharing will be paid to Chase USA as owner of the Certificate of Beneficial Ownership.


ALLOCATIONS OF COLLECTIONS OF FINANCE CHARGE RECEIVABLES


                             [GRAPHIC OMITTED]


      Payments of Principal. On each Transfer Date, the Trustee, acting pursuant to the Servicer's instructions, will distribute Available Investor Principal Collections on deposit in the Principal Account in the following manner:

                  (a) on each Transfer Date with respect to the Revolving Period, all such Available Investor Principal Collections will be treated as Shared Principal Collections and applied as described under " -- Shared Principal Collections" below and "Description of the Certificates -- Shared Principal Collections" in the attached prospectus;

                  (b) on each Transfer Date with respect to the Controlled Accumulation Period, all such Available Investor Principal Collections will first be deposited in the Principal Funding Account (up to the Controlled Deposit Amount for such Transfer Date) and then the balance will be treated as Shared Principal Collections and applied as described under "Description of the Certificates -- Shared Principal Collections" below and "Description of the Certificates -- Shared Principal Collections" in the attached prospectus; and

                  (c) on each Transfer Date with respect to the Rapid Amortization Period, all such Available Investor Principal
      Collections will be distributed to the
      Certificateholder.

      The final distribution of funds with respect to the Series Certificate will be made no later than the _______ Distribution Date in the manner provided in "Description of the Certificates--Final Payment of Principal Termination" in the attached prospectus. Series 1999-__ will terminate on the earliest to occur of (a) the Distribution Date on which the Investor Interest is paid in full, (b) the _______ Distribution Date or
(c) the Trust Termination Date (such earliest date, the "SERIES 1999-_ TERMINATION DATE"). After the Series 1999-__ Termination Date, the Master Trust will have no further obligation to pay any amounts in respect of the Series Certificate.

      "MONTHLY PRINCIPAL" means, with respect to any Transfer Date relating to the Controlled Accumulation Period or the Rapid Amortization Period, prior to the payment in full of the Investor Interest, an amount equal to the least of (i) the Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, prior to the payment in full of the Investor Interest, and on or prior to the second Transfer Date following the Scheduled Principal Allocation Commencement Date, the applicable Controlled Deposit Amount for such Transfer Date and
(iii) the Adjusted Investor Interest prior to any deposits on such Transfer
Date.

      "CONTROLLED ACCUMULATION AMOUNT" means (a) for any Transfer Date with respect to the Controlled Accumulation Period, prior to the Scheduled Principal Allocation Commencement Date, $_____; provided, however, that if the commencement of the Controlled Accumulation Period is delayed as described above under "-- Postponement of Controlled Accumulation Period," the Controlled Accumulation Amount may be higher than the amount stated for each Transfer Date with respect to the Controlled Accumulation Period and will be determined by the Servicer in accordance with the Pooling and Servicing Agreement based on the principal allocation rates for the Accounts and on the investor interests of other Series (other than certain excluded Series) which are scheduled to be in their revolving periods and are expected to create Shared Principal Collections during the Controlled Accumulation Period and (b) for the Transfer Date with respect to the Controlled Accumulation Period immediately following the Scheduled Principal Allocation Commencement Date, an amount equal to __% of the Initial Investor Interest.

      "ACCUMULATION SHORTFALL" means (a) on the first Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Transfer Date over the amount distributed from the Principal Account as Monthly Principal for such Transfer Date and (b) on each subsequent Transfer Date with respect to the Controlled Accumulation Period, the excess, if any, of the applicable Controlled Accumulation Amount for such subsequent Transfer Date plus any Accumulation Shortfall for the prior Transfer Date over the amount distributed from the Principal Account as Monthly Principal for such subsequent Transfer Date.


ALLOCATIONS OF COLLECTIONS OF PRINCIPAL RECEIVABLES


                             [GRAPHIC OMITTED]


SHARED EXCESS FINANCE CHARGE COLLECTIONS

      Any Series may be included in a Group of Series ("GROUP I") which may be issued by the Master Trust from time to time. Series 1999-__ will be, and each Series listed on Annex I hereto is, and other Series may in the future be, included in Group I. Group I is currently the only Group in the Master Trust. Each Series in Group I will be entitled to share Excess Finance Charge Collections in the manner, and to the extent, described below with each other Series, if any, in Group I. The Series Supplement with respect to each Series will specify whether such Series will be included in a Group. Collections of Finance Charge Receivables and certain other amounts allocable to the Investor Interest of any Series that is included in Group I in excess of the amounts necessary to make required payments with respect to such Series (including payments to any related Credit Enhancement Providers) that are payable out of collections of Finance Charge Receivables (any such excess, the "EXCESS FINANCE CHARGE COLLECTIONS") will be applied to cover any shortfalls with respect to amounts payable from collections of Finance Charge Receivables allocable to any other Series included in Group I, pro rata based upon the amount of the shortfall, if any, with respect to each other Series in Group I. While any Series offered hereby may be included in a Group, there can be no assurance that (a) any other Series will be included in such Group or (b) there will be any Excess Finance Charge Collections with respect to such Group for any Monthly Period. Excess Finance Charge Collections permit coverage of shortfalls with respect to amounts payable from collections of Finance Charge Receivables allocable to Series 1999-__ using Excess Finance Charge Collections from other Series which would otherwise be paid to Chase USA to cover shortfalls in amounts payable from Available Investor Finance Charge Collections as described above under " -- Application of Collections -- Payment of Interest, Fees and Other Items."

SHARED PRINCIPAL COLLECTIONS

      Collections of Principal Receivables for any Monthly Period allocated to the Investor Interest will first be used to cover, with respect to any Monthly Period during the Controlled Accumulation Period, deposits of the applicable Controlled Deposit Amount to the Principal Funding Account or the Distribution Account, and during the Rapid Amortization Period, payments to the Certificateholder. The Servicer will determine the amount of collections of Principal Receivables for any Monthly Period allocated to the Investor Interest remaining after covering required payments to the Certificateholder and any similar amount remaining for any other Series ("SHARED PRINCIPAL Collections"). The Servicer will allocate the Shared Principal Collections to cover any scheduled or permitted principal distributions to certificateholders and deposits to principal funding accounts, if any, for any Series entitled thereto which have not been covered out of the collections of Principal Receivables allocable to such Series and certain other amounts for such Series ("PRINCIPAL SHORTFALLS"). Shared Principal Collections will not be used to cover investor charge-offs for any Series. If Principal Shortfalls exceed Shared Principal Collections for any Monthly Period, Shared Principal Collections will be allocated pro rata among the applicable Series based on the relative amounts of Principal Shortfalls. To the extent that Shared Principal Collections exceed Principal Shortfalls, the balance will be paid to the holder of the Transferor Certificate or, under certain circumstances, deposited into the Excess Funding Account.

      "RATING AGENCY CONDITION" means the notification in writing by each Rating Agency that a proposed action will not result in such Rating Agency reducing or withdrawing its then-existing rating of the investor certificates of any outstanding Series or Class of certificates or notes with respect to which it is a Rating Agency.

DEFAULTED RECEIVABLES; INVESTOR CHARGE-OFFS

      On or before each Transfer Date, the Servicer will calculate the Investor Default Amount for the preceding Monthly Period. The term "INVESTOR DEFAULT AMOUNT" means, for any Monthly Period, the product of (a) the Floating Investor Percentage with respect to such Monthly Period and
(b) the aggregate amount of Receivables in Defaulted Accounts (the "DEFAULT AMOUNT") for such Monthly Period.

      On each Transfer Date, if the Investor Default Amount for such Transfer Date exceeds the amount deposited in the Principal Account in accordance with clause (d) of "-- Application of Collections - Payment of Interest, Fees and Other Items" to fund such amount with respect to the Monthly Period immediately preceding such Transfer Date, the Investor Interest (after giving effect to reductions for any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess (such amount, an "INVESTOR CHARGE-OFF"), but not more than the lesser of the Investor Default Amount and the Investor Interest (after giving effect to reductions for any Reallocated Principal Collections on such Transfer Date) for such Transfer Date. In the event that such reduction would cause the Investor Interest to be a negative number, the Investor Interest will be reduced to zero, which will have the effect of causing funds to no longer be allocated to the Series Certificate for distribution to the Owner Trust. The Investor Interest will also be reduced by the amount of Reallocated Principal Collections on such Transfer Date. If the Investor Interest has been reduced by the amount of any Investor Charge-Offs or the amount of any Reallocated Principal Collections, such reduction will be reimbursed on any subsequent Transfer Date (but not by an amount in excess of the aggregate unreimbursed Investor Charge-Offs and unreimbursed Reallocated Principal Collections) by the amount of Available Investor Finance Charge Collections allocated and available for such purpose in accordance with clause (e) of " -- Application of Collections -- Payment of Interest, Fees and Other Items."

PRINCIPAL FUNDING ACCOUNT

      Pursuant to the Series 1999-__ Supplement, the Trustee at the direction of the Servicer will establish and maintain an Eligible Deposit Account held for the benefit of the Certificateholder and the Noteholders (the "PRINCIPAL FUNDING ACCOUNT"). During the Controlled Accumulation Period, the Trustee at the direction of the Servicer will transfer collections in respect of Principal Receivables (other than Reallocated Principal Collections) and Shared Principal Collections from other Series, if any, allocated to Series 1999-__ from the Principal Account to the Principal Funding Account as described above under "-- Application of Collections -- Payments of Principal." Such collections will be retained in the Principal Funding Account and ultimately used to make a payment of principal to the Noteholders on the Scheduled Principal Allocation Commencement Date or the first Distribution Date with respect to the Rapid Amortization Period, whichever occurs earlier.

      Funds on deposit in the Principal Funding Account will be invested until the following Transfer Date by the Master Trust Trustee at the direction of the Servicer in Permitted Investments. Investment earnings (net of investment losses and expenses) on funds on deposit in the Principal Funding Account (the "PRINCIPAL FUNDING INVESTMENT PROCEEDS") will be applied on each Transfer Date as Available Investor Finance Charge Collections. If, for any Transfer Date, the Principal Funding Investment Proceeds are less than an amount equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in the related Note Interest Period and the denominator of which is 360, times the weighted average of the Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate in effect with respect to such Note Interest Period and (b) the Principal Funding Account Balance as of the Record Date preceding such Transfer Date (the "COVERED AMOUNT"), the amount of such deficiency (the "PRINCIPAL FUNDING INVESTMENT SHORTFALL") shall be withdrawn, to the extent available, from the Accumulation Period Reserve Account and deposited in the Finance Charge Account and included in collections of Available Investor Finance Charge Collections to be applied to the payment of Monthly Interest.

ACCUMULATION PERIOD RESERVE ACCOUNT

      Pursuant to the Series 1999-__ Supplement, the Master Trust Trustee will establish and maintain an Eligible Deposit Account held for the benefit of the Certificateholder (the "ACCUMULATION PERIOD RESERVE ACCOUNT"). The Accumulation Period Reserve Account is established to assist with the subsequent distribution of interest on the Notes during the Controlled Accumulation Period. On each Transfer Date from and after the Accumulation Period Reserve Account Funding Date, but prior to the termination of the Accumulation Period Reserve Account, the Master Trust Trustee, acting pursuant to the Servicer's instructions, will deposit Available Investor Finance Charge Collections into the Accumulation Period Reserve Account up to the Required Accumulation Period Reserve Account Amount. The "ACCUMULATION PERIOD RESERVE ACCOUNT FUNDING DATE" will be the Transfer Date with respect to the Monthly Period which commences no later than three months prior to the commencement of the Controlled Accumulation Period, or such earlier date as the Servicer may determine. The "REQUIRED ACCUMULATION PERIOD RESERVE ACCOUNT AMOUNT" for any Transfer Date on or after the Reserve Account Funding Date will be equal to (a) the product of
(i) ____%, (ii) the Initial Investor Interest and (iii) 0.5% or (b) any other amount designated by Chase USA; provided, that if such designation is of a lesser amount, Chase USA shall have provided the Servicer and the Master Trust Trustee with evidence that the Rating Agency Condition has been satisfied and Chase USA shall have delivered to the Master Trust Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of Chase USA, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 1999-__. On each Transfer Date, after giving effect to any deposit to be made to, and any withdrawal to be made from, the Accumulation Period Reserve Account on such Transfer Date, the Master Trust Trustee will withdraw from the Accumulation Period Reserve Account an amount equal to the excess, if any, of the amount on deposit in the Accumulation Period Reserve Account over the Required Accumulation Period Reserve Account Amount and treated as Available Investor Finance Charge Collections.

      Provided that the Accumulation Period Reserve Account has not terminated as described below, all amounts on deposit in the Accumulation Period Reserve Account on any Transfer Date (after giving effect to any deposits to, or withdrawals from, the Accumulation Period Reserve Account to be made on such Transfer Date) will be invested until the following Transfer Date by the Master Trust Trustee at the direction of the Servicer in Permitted Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Accumulation Period Reserve Account (to the extent the amount on deposit is less than the Required Accumulation Period Reserve Account Amount) or deposited in the Finance Charge Account and treated as Available Investor Finance Charge Collections.

      On or before each Transfer Date with respect to the Controlled Accumulation Period and on the first Transfer Date with respect to the Rapid Amortization Period, a withdrawal will be made from the Accumulation Period Reserve Account, and the amount of such withdrawal will be deposited in the Finance Charge Account and included in Available Investor Finance Charge Collections to be applied to the payment of the Monthly Interest for such Transfer Date in an amount equal to the lesser of (a) the Available Accumulation Period Reserve Account Amount with respect to such Transfer Date and (b) the Principal Funding Investment Shortfall with respect to such Transfer Date; provided, that the amount of such withdrawal shall be reduced to the extent that funds otherwise would be available to be deposited in the Accumulation Period Reserve Account on such Transfer Date. On each Transfer Date, the amount available to be withdrawn from the Accumulation Period Reserve Account (the "AVAILABLE ACCUMULATION PERIOD RESERVE ACCOUNT AMOUNT") will be equal to the lesser of the amount on deposit in the Accumulation Period Reserve Account (before giving effect to any deposit to be made to the Accumulation Period Reserve Account on such Transfer Date) and the Required Accumulation Period Reserve Account Amount for such Transfer Date.

      The Accumulation Period Reserve Account will be terminated upon the earlier to occur of (a) the termination of the Master Trust pursuant to the Pooling and Servicing Agreement and (b) if the Controlled Accumulation Period has not commenced, the first Transfer Date with respect to the Rapid Amortization Period or, if the Controlled Accumulation Period has commenced, the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Scheduled Principal Allocation Commencement Date. Upon the termination of the Accumulation Period Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Accumulation Period Reserve Account on such date as described above) will be treated as Available Investor Finance Charge Collections.

COMPANION SERIES

      The Series Certificate may be paired with one or more other Series (each, a "COMPANION SERIES"). Each Companion Series either will be prefunded with an initial deposit to a prefunding account in an amount up to the initial principal balance of such Companion Series, funded primarily from the proceeds for the sale of such Companion Series, or will have a variable principal amount. Any such prefunding account will be held for the benefit of such Companion Series and not for the benefit of the Certificateholder. As principal is paid with respect to the Series Certificate, either (i) in the case of a prefunded Companion Series, an equal amount of funds on deposit in any prefunding account for such prefunded Companion Series will be released (which funds will be distributed to Chase USA) or (ii) in the case of a Companion Series having a variable principal amount, an interest in such variable Companion Series in an equal or lesser amount may be sold by the Master Trust (and the proceeds thereof will be distributed to Chase USA) and, in either case, the investor interest in the Master Trust of such Companion Series will increase by up to a corresponding amount. Upon payment in full of the Series Certificate, assuming that there have been no unreimbursed charge-offs with respect to any related Companion Series, the aggregate invested amount of such related Companion Series will have been increased by an amount up to an aggregate amount equal to the Series 1999-__ Investor Interest paid to the Series Certificateholder since the issuance of such Companion Series. The issuance of a Companion Series will be subject to the conditions described under "Description of the Certificates -- Exchanges" in the attached prospectus. There can be no assurance, however, that the terms of any Companion Series might not have an impact on the timing or amount of payments received by the Series Certificateholder. In particular, the denominator of the Fixed Investor Percentage may be increased upon the occurrence of a Pay Out Event with respect to a Companion Series resulting in a possible reduction of the percentage of collections of Principal Receivables allocated to Series 1999-__ if such event allowed the payment of principal at such time to the Companion Series and required reliance by Series 1999-__ on clause (y) of the denominator of the Fixed Investor Percentage for Series 1999-__. See "Maturity Considerations" and "-- Allocation Percentages" in this supplement and "Maturity Considerations" in the prospectus.

PAY OUT EVENTS

      As described above, the Revolving Period will continue through the close of business on the last day of the _____ Monthly Period (unless such date is postponed as described under "-- Postponement of Controlled Accumulation Period"), unless a Pay Out Event occurs prior to such date. A "PAY OUT EVENT" refers to any of the following events:

                  (a) failure on the part of Chase USA (i) to make any payment or deposit on the date required under the Pooling and Servicing Agreement (or within the applicable grace period which shall not exceed five days) or (ii) to observe or perform in any material respect any other covenants or agreements of Chase USA set forth in the Pooling and Servicing Agreement or the Series 1999-__ Supplement, which failure has a material adverse effect on the Certificateholder and which continues unremedied for a period of 60 days after written notice and continues to materially and adversely affect the interest of the Certificateholder for such period;

                  (b) any representation or warranty made by Chase USA in the Pooling and Servicing Agreement or the Series 1999-__ Supplement, or any information required to be given by Chase USA to the Master Trust Trustee to identify the Accounts proves to have been incorrect in any material respect when made and which continue to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interest of the Certificateholder is materially and adversely affected and continues to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this clause (b) shall not be deemed to occur thereunder if Chase USA has accepted reassignment of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Master Trust Trustee may specify) in accordance with the provisions of the Pooling and Servicing Agreement;

                  (c) any reduction of the average of the Portfolio Yields for any three consecutive Monthly Periods to a rate which is less than the average of the Base Rates for such period;

                  (d) a failure by Chase USA to convey Receivables arising under Additional Accounts, or Participations, to the Master Trust when required by the Pooling and Servicing Agreement;

                  (e) any Servicer Default occurs which would have a material adverse effect on the Certificateholder;

                  (f) insufficient funds in the Distribution Account to pay the Investor Interest in full on the second Distribution Date following the Scheduled Principal Allocation Commencement Date;

                  (g) certain events of bankruptcy, insolvency, conservatorship or receivership relating to Chase USA;

                  (h) Chase USA becomes unable for any reason to transfer Receivables to the Master Trust in accordance with the provisions of the Pooling and Servicing Agreement;

                  (i) the Master Trust is subject to regulation as an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended; or

                  (j) the occurrence of an Event of Default under the Indenture.

      In the case of any event described in clause (a), (b) or (e) above, a Pay Out Event will be deemed to have occurred with respect to the Series Certificate only if, after any applicable grace period, either the Master Trust Trustee or Noteholders representing in excess of 50% of the outstanding principal amount of the Notes, by written notice to Chase USA and the Servicer (and to the Master Trust Trustee if given by the Noteholders) declare that a Pay Out Event has occurred with respect to the Series Certificate as of the date of such notice. In the case of any event described in clause (g), (h) or (i), a Pay Out Event with respect to all Series then outstanding, and in the case of any event described in clause
(c), (d), (f) or (j) a Pay Out Event with respect to only the Series Certificate, will be deemed to have occurred without any notice or other action on the part of the Master Trust Trustee, the Certificateholder or all certificateholders, as appropriate, immediately upon the occurrence of such event. On the date on which a Pay Out Event is deemed to have occurred, the Rapid Amortization Period will commence. In such event, distributions of principal to the Certificateholder will begin on the first Distribution Date following the month in which such Pay Out Event occurred. If, because of the occurrence of a Pay Out Event, the Rapid Amortization Period begins earlier than the close of business on the last day of the ____ Monthly Period the Certificateholder will begin receiving distributions of principal earlier than it otherwise would have, which may shorten the average life of the Series Certificate.

      See "Description of the Certificates -- Pay Out Events" in the attached prospectus for an additional discussion of the consequences of an insolvency, conservatorship or receivership of Chase USA.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

      The Servicer will receive a fee as servicing compensation from the Master Trust (the "SERVICING FEE"). The Servicing Fee may be payable from Finance Charge Receivables, Interchange or other amounts as specified in this supplement. The share of the Servicing Fee allocable to the Investor Interest with respect to any Transfer Date (the "INVESTOR SERVICING FEE") shall be equal to one-twelfth of the product of (a) 2.0% and (b) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, with respect to the first Transfer Date, the Investor Servicing Fee shall be equal to the product of
(i) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the _________ Monthly Period and the denominator of which is 360, (ii) 2.0% and (iii) the Investor Interest on the Closing Date. On each Transfer Date Servicer Interchange with respect to the related Monthly Period will be paid to the Servicer in payment of a portion of the Investor Servicing Fee with respect to such Monthly Period. The "SERVICER INTERCHANGE" for any Monthly Period will be an amount equal to the portion of collections of Finance Charge Receivables allocated to the Investor Interest with respect to such Monthly Period that is attributable to Interchange; provided, however, that Servicer Interchange for a Monthly Period shall not exceed one-twelfth of the product of (i) the Adjusted Investor Interest, as of the last day of such Monthly Period and (ii) 1.0%. In the case of any insufficiency of Servicer Interchange on deposit in the Finance Charge Account, a portion of the Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency and in no event shall the Master Trust, the Master Trust Trustee or the Certificateholder be liable for the share of the Servicing Fee to be paid out of Servicer Interchange.

      The share of the net portion of the Investor Servicing Fee allocable to the Certificateholder with respect to any Transfer Date (the "NET INVESTOR SERVICING FEE") shall be equal to one-twelfth of the product of
(a) 1.0% (the "NET SERVICING FEE RATE") and (b) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer Date; provided, however, that with respect to the first Transfer Date, the Servicing Fee shall be equal to the product of (i) a fraction, the numerator of which is the number of days from and including the Closing Date to and including the last day of the _____ Monthly Period and the denominator of which is 360, (ii) the Net Servicing Fee Rate and (iii) the Investor Interest on the Closing Date. Pursuant to the Pooling and Servicing Agreement, the amount by which the Servicing Fee exceeds the Investor Servicing Fee will be paid from amounts allocable to the Transferor Certificate and to other Series. In no event shall the Master Trust, the Master Trust Trustee or the Certificateholder be liable for the share of the Servicing Fee to be paid out of Servicer Interchange. The Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof as described above under "-- Application of Collections."

      The Servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the Receivables including, without limitation, payment of the fees and disbursements of the Master Trust Trustee and independent certified public accountants and other fees which are not expressly stated in the Pooling and Servicing Agreement to be payable by the Master Trust or the Certificateholder other than federal, state and local income and franchise taxes, if any, of the Master Trust.

REPORTS TO CERTIFICATEHOLDERS

      On each Transfer Date, the Master Trust Trustee will forward to the Certificateholder of record, a statement prepared by the Servicer setting forth the items described in "Description of the Certificates -- Reports to Certificateholders" in the attached prospectus. In addition, such statement will include the amount, if any, withdrawn from the Principal Funding Account for such Transfer Date.


                          DESCRIPTION OF THE NOTES

GENERAL

      The $_____ Class A Notes (the "CLASS A NOTES"), the $_____ Class B Notes (the "CLASS B NOTES") and the $_____ Class C Notes (the "CLASS C NOTES," and together with the Class A Notes and the Class B Notes, the "NOTES") will be issued pursuant to the terms of an Indenture (the "INDENTURE"), between the Owner Trust and _________ as Indenture Trustee. A form of the Indenture has been filed as an exhibit to the Registration Statement and a copy will be filed with the SEC following the issuance of the Notes. The following, as well as other pertinent information included elsewhere in this supplement and in the attached prospectus, summarizes the material terms of the Notes and the Indenture. The summary of the Notes does not purport to be complete and is qualified in its entirety by reference to all the provisions of the Notes and the Indenture. See "Description of the Notes" in the attached prospectus for additional information concerning the Notes and the Indenture.

      Each Class of the Notes will initially be represented by one or more physical notes registered in the name of Cede & Co. ("CEDE"), the nominee of The Depository Trust Company ("DTC" and, together with any successor depository selected by the Owner Trust, the "DEPOSITORY"). Each Class of the Notes will be available for purchase in minimum denominations of $1,000 and integral multiples thereof and will be available in book-entry form only. See "Description of the Securities -- Book-Entry Registration" and " -- Definitive Securities" in the attached prospectus.

      The Notes will represent obligations of the Owner Trust to make payments of interest and principal as described herein. Such payments will be made from the assets of the Owner Trust, which will be comprised primarily of the Series Certificate issued by the Master Trust. Payments of interest and principal will be made to the extent of funds available therefor, on each Payment Date on which such amounts are due to Noteholders in whose names the Notes were registered on the last business day of the calendar month preceding such Payment Date (each, a "RECORD DATE"). See "Description of the Series Certificate" in this supplement and "Description of the Certificates" in the attached prospectus.

      The Indenture and the Notes will provide that any money paid by the Owner Trust to any Paying Agent for the payment of principal or interest which remains unclaimed for two years after such principal or interest shall have become due and payable will be repaid to the Owner Trust, and thereafter Noteholders may look only to the Owner Trust for payment thereof.

PRINCIPAL AND INTEREST ON THE NOTES

      Payments of InterInterest will accrue on the principal balance of the Class A Notes at the Class A Note Interest Rate, on the principal balance of the Class B Notes at the Class B Note Interest Rate and on the principal balance of the Class C Notes at the Class C Note Interest Rate from __________, 199_ (the "CLOSING DATE"). The Class A Notes will accrue interest from the Closing Date through __________, 199 , and with respect to each Note Interest Period thereafter, at a rate of ___% per annum above LIBOR as determined on the related LIBOR Determination Date with respect to each period (the "CLASS A NOTE INTEREST RATE"). The Class B Notes will accrue interest from the Closing Date through __________, 199_, and with respect to each Note Interest Period thereafter, at a rate of ___% per annum above LIBOR prevailing on the related LIBOR Determination Date with respect to each such period (the "CLASS B NOTE INTEREST RATE"). The Class C Notes will bear interest from the Closing Date through __________, 199 , and with respect to each Note Interest Period thereafter, at a rate of ___% per annum above LIBOR prevailing on the related LIBOR Determination Date with respect to each such period (the "CLASS C NOTE INTEREST RATE" and, collectively with the Class A Note Interest Rate and the Class B Note Interest Rate, a "NOTE INTEREST RATE").

      The "NOTE INTEREST PERIOD" with respect to any Payment Date will be the period from the previous Payment Date through the day preceding such Payment Date, except that the initial Note Interest Period will be the period from the Closing Date through the day preceding the initial Payment Date.

      Interest will accrue on each Class of Notes and be payable on __________ and on the th day of each month thereafter, or if such th day is not a business day, on the next succeeding business day (each, a "PAYMENT DATE"), in an amount equal to the product of (a) the actual number of days in the related Note Interest Period divided by 360, (b) the applicable Note Interest Rate for such Class and (c) the Note Principal Balance for such Class as of the preceding Record Date (or in the case of the initial Payment Date, an amount equal to the product of (x) the initial Note Principal Balance for such Class, (y) _____ divided by 360 and (z) the applicable Note Interest Rate for such Class determined on __________,
1999). Interest allocations on the Notes will be derived from the amounts, if any, on deposit in the Note Distribution Account, provided, however, that the holders of Class C Notes will also be entitled to the benefits of the Owner Trust Spread Account to the extent available to pay the Class C Interest Requirement. So long as the Class A Notes are outstanding, payments of interest on the Class B Notes and the Class C Notes will be subordinated to the payment of interest on the Class A Notes; and so long as the Class B Notes are outstanding, the payment of interest on the Class C Notes will be subordinated to payments of interest on the Class B Notes. Interest accrued on any Class of Notes and payable on any Payment Date but not paid on such Payment Date will be due and payable on the next Payment Date, together with, to the extent permitted by law, interest on such unpaid amount at the applicable Note Interest Rate.

      The Calculation Agent will determine LIBOR on __________, 1999 for the period from the Closing Date through __________, 1999, and for each
Note Interest Period following the initial Note Interest Period, on the second business day prior to the Payment Date on which such Note Interest Period commences (each, a "LIBOR DETERMINATION DATE"). For purposes of calculating LIBOR, a business day is any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

      "LIBOR" means, as of any LIBOR Determination Date, the rate for deposits in United States dollars for a period equal to the relevant Note Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on the Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Note Interest Period. The Calculation Agent will request the principal office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, as selected by the Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Note Interest Period.

      "TELERATE PAGE 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

      "REFERENCE BANKS" means four major banks in the London interbank market selected by the Administrator.

      Pursuant to the terms of the Indenture, the Indenture Trustee will agree that for so long as any of the Notes are outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Note Interest Period (such agent, the "CALCULATION AGENT") and notify the Indenture Trustee of each such rate. The Owner Trust will initially appoint to be the Calculation Agent. If the Calculation Agent is unable to act as such or is removed by the Owner Trust, or if the Calculation Agent fails to determine LIBOR for a Note Interest Period, the Owner Trust shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Owner Trust or its affiliates. The Calculation Agent may not resign its duties, and the Owner Trust may not remove the Calculation Agent, without a successor having been duly appointed.

      The Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate applicable to the current and immediately preceding Note Interest Period may be obtained by telephoning the Calculation Agent at its Corporate Trust Office at __________. The Administrator will cause the Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate as well as the amount of the Class A Interest Requirement, Class B Interest Requirement and Class C Interest Requirement applicable to a Note Interest Period to be provided to the Luxembourg Stock Exchange as soon as possible after its determination but in no event later than the first day of such Note Interest Period. Such information will also be included in a statement to the Noteholders of record prepared by the Administrator. See "Description of the Notes - Reports to Noteholders" in the attached prospectus.

      Interest on the Notes will be calculated on the basis of the actual number of days in the Note Interest Period and a 360-day year.

      Payments of Principal. The Notes will mature and are required to be paid in full on the __________ Payment Date (the "NOTE MATURITY DATE") but may be paid or redeemed earlier or later under certain limited circumstances described herein and in the Prospectus. See "Risk Factors" and "Maturity Considerations" herein and in the attached prospectus.

      The principal amount of the Class A Notes is scheduled to be paid in full on the __________ Payment Date (the "CLASS A SCHEDULED PAYMENT DATE"). Provided the principal amount of the Class A Notes has been paid in full, the Class B Notes are scheduled to be paid in full on the __________ Payment Date (the "CLASS B SCHEDULED PAYMENT DATE"); and, provided the Class A Notes and the Class B Notes have each been paid in full, the Class C Notes are scheduled to be paid in full on the __________ Payment Date (the "CLASS C SCHEDULED PAYMENT DATE"). Each of the Class A Scheduled Payment Date, the Class B Scheduled Payment Date and the Class C Scheduled Payment Date is a "SCHEDULED PAYMENT DATE."

      Following the occurrence of an Event of Default, if the Indenture Trustee or holders of a majority in principal amount of the Notes then outstanding have declared the Notes due and payable, each Class of Notes will be due and payable and will be repaid in order of seniority to the extent of the Principal Distribution Amount on each subsequent Payment Date.

      So long as the Class A Notes are outstanding, payments of principal on the Class B Notes and Class C Notes will be subordinated to the payment of principal on the Class A Notes; and so long as the Class B Notes are outstanding, payments of principal on the Class C Notes will be subordinated to the payment of principal on the Class A Notes and the Class B Notes.

      Payment in full of the outstanding principal amount of each Class of Notes on its Scheduled Payment Date is mandatory to the extent of the Principal Distribution Amount in the Note Distribution Account on any such Payment Date and, if any portion of the Note Principal Balance for a Class remains outstanding after the Scheduled Payment Date for such Class, such amount will be payable on the next succeeding Payment Date. The Note Principal Balance of all of the Notes, to the extent not previously paid, will be due and payable on the Note Maturity Date. The failure to pay the principal of the Notes on the Note Maturity Date will constitute an Event of Default. See "Description of the Notes -- The Indenture -- Events of Default; Rights Upon Event of Default" in the attached prospectus. In the event of the failure to pay principal of the Notes by the Note Maturity Date, Noteholders may suffer a loss to the extent principal has not been previously paid.

      "PRINCIPAL DISTRIBUTION AMOUNT" means the amount of any principal allocation received by the Owner Trust as holder of the Series Certificate.

      Optional Redemption. Each Class of Notes may be redeemed in whole, but not in part, in an amount equal to the Note Principal Balance of the Notes of such Class then outstanding plus accrued and unpaid interest thereon at the applicable Note Interest Rate for such Class on the Payment Date on which the Transferor exercises its option to repurchase the Series Certificate (the "CERTIFICATE REASSIGNMENT DATE"), as described in "Description of the Certificates -- Final Payment of Principal; Termination" in the attached prospectus.

THE INDENTURE

      The Indenture Trustee. __________ is the Indenture Trustee under the Indenture. __________ is a __________ and its corporate trust offices are located at __________. The Indenture Trustee may resign at any time, in which event the Owner Trust will be obligated to appoint a successor Indenture Trustee. The Owner Trust may also remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the Indenture or if the Indenture Trustee becomes insolvent. In such circumstances, the Owner Trust will be obligated to appoint a successor Indenture Trustee for the Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee does not become effective until acceptance of the appointment by the successor Indenture Trustee.

      Events of Default. An "EVENT OF DEFAULT" occurs with respect to the Notes upon (a) a failure by the Owner Trust to pay principal on any (i) Class A Note when due and payable, (ii) Class B Note when due and payable, or (iii) Class C Note when due and payable, (b) the failure by the Owner Trust to pay the outstanding principal amount of any Class of Notes on the Scheduled Payment Date, (c) a failure by the Owner Trust to pay any interest on any of the Notes on any Payment Date (or when otherwise due and payable), and such failure shall continue for 65 business days; provided, however, that it shall not be an Event of Default if the Owner Trust fails to pay any Note Interest Shortfall within 65 business days of the date such amount first became due, (d) the occurrence of certain events of bankruptcy related to the Owner Trust or (e) the Owner Trust is subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended. If an Event of Default occurs, the Indenture Trustee or holders of a majority in principal amount of the Notes then outstanding may declare the principal of such Notes to be immediately due and payable. If the Notes are declared to be due and payable, subject to certain limitations, the Indenture Trustee may institute proceedings to collect amounts due or foreclose on the related Owner Trust estate, exercise remedies as a secured party, sell the related Owner Trust estate or elect to have the related Owner Trust maintain possession of such Owner Trust estate and continue to apply collections on such Owner Trust estate as if there had been no declaration of acceleration. The exercise of any such remedy could result in the early repayment of principal on the Notes. See "Description of the Notes -- The Indenture -- Events of Default; Rights Upon Event of Default" in the attached prospectus.

DISTRIBUTIONS

      Beginning on __________, 199__ and on each Payment Date thereafter, distributions of interest on and, when applicable, principal of each Class of the Notes will be made by the Indenture Trustee to the Noteholders. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to Noteholders will be as set forth below.

      Deposits to and Withdrawals from Note Distribution Account. By each Transfer Date, the Administrator will provide the Indenture Trustee with certain information with respect to the related Monthly Period, including the amount of the Available Amount and allocation thereof.

      The Administrator will instruct the Indenture Trustee to make the following deposits and distributions on each Transfer Date, to the extent of the Available Amount for such Transfer Date, in the following order of priority:

            (i) to the Note Distribution Account for distribution to the Class A Noteholders on the related Distribution Date, the Class A Interest Requirement for such Transfer Date;

            (ii) to the Note Distribution Account for distribution to the Class B Noteholders on the related Distribution Date, the Class B Interest Requirement for such Transfer Date;

            (iii) to the Note Distribution Account for distribution to the Class C Noteholders on the related Distribution Date, the Class C Interest Requirement for such Transfer Date;

            (iv) to the Note Distribution Account for distribution to the Class A Noteholders on the related Distribution Date, the Class A Noteholders' Principal Distributable Amount for such Transfer Date;

            (v) to the Note Distribution Account for distribution to the Class B Noteholders on the related Distribution Date, the Class B Noteholders' Principal Distributable Amount for such Transfer Date;

            (vi) to the Note Distribution Account for distribution to the Class C Noteholders on the related Distribution Date, the Class C Noteholders' Principal Distributable Amount for such Transfer Date;

            (vii) to the Owner Trust Spread Account, the excess, if any, of
      (a) the Required Owner Trust Spread Account Amount for such Transfer Date over (b) the amount on deposit in the Owner Trust Spread Account on such Transfer Date (not taking into account the amount deposited into the Owner Trust Spread Account on such Transfer Date described by this clause (vii)); and

            (viii) to the Transferor as holder of the Certificate of Beneficial Ownership of the Owner Trust, the remaining Available Amount for such Transfer Date, if any.

      Funds, to the extent available, will be withdrawn from amounts on deposit in the Owner Trust Spread Account, with respect to each Transfer Date, to the extent that the Available Amount is insufficient to pay the Class C Required Interest for the related Payment Date. Any such funds will be deposited in the Note Distribution Account to pay interest to the Class C Noteholders pro rata in proportion to their respective interests in the outstanding principal amount of the Class C Notes. See "-- Owner Trust Spread Account" below.

      Funds, to the extent available, will be withdrawn from amounts on deposit in the Owner Trust Spread Account, after giving effect to any withdrawals for the payment of interest on such Transfer Date, with respect to each Transfer Date on and after any Class C Note Principal Due Date, to the extent that the Available Amount is insufficient to pay the Class C Noteholders' Principal Distributable Amount for the related Payment Date and the Class A Notes and Class B Notes have been paid in full or the Series Certificate Investor Interest has been reduced to zero. Any such funds will be deposited in the Note Distribution Account to pay principal to the Noteholders pro rata in proportion to their respective interests in the outstanding amount of the Notes. See " -- Owner Trust Spread Account" below.

      On each Payment Date, all amounts on deposit in the Note Distribution Account will be distributed to the Noteholders.

      "AVAILABLE AMOUNT" means, with respect to any Transfer Date, all amounts to be paid in respect of the Series Certificate pursuant to the Pooling and Servicing Agreement as described in "Description of the Series Certificate" herein with respect to such Transfer Date.

      "CLASS A MONTHLY NOTE INTEREST" means, with respect to any Payment Date, an amount equal to the product of (a) the Class A Note Interest Rate for the related Note Interest Period, (b) a fraction, the numerator of which is the actual number of days in such Note Interest Period and the denominator of which is 360 and (c) the Class A Note Principal Balance on the related Record Date or, with respect to the initial Payment Date, the Class A Note Initial Principal Balance.

      "CLASS A NOTE INTEREST SHORTFALL" means, with respect to any Payment Date, the sum of (a) the excess, if any, of (i) the Class A Interest Requirement for the preceding Payment Date, over (ii) the amount in respect of interest that was actually paid pursuant to the Indenture with respect to interest on the Class A Notes for such preceding Payment Date, plus (b) interest on the amount of interest due but not paid to the Class A Noteholders on the preceding Payment Date, to the extent permitted by law, at the Class A Note Interest Rate from and including such preceding Payment Date to but excluding the current Payment Date.

      "CLASS A INTEREST REQUIREMENT" means, with respect to any Payment Date, the sum of (a) the Class A Monthly Note Interest for such Payment Date and (b) the amount of any unpaid Class A Note Interest Shortfall.

      "CLASS B MONTHLY NOTE INTEREST" means, with respect to any Payment Date, an amount equal to the product of (a) the Class B Note Interest Rate for the related Note Interest Period, (b) a fraction, the numerator of which is the actual number of days in such Note Interest Period and the denominator of which is 360 and (c) the Class B Note Principal Balance on the related Record Date or, with respect to the initial Payment Date, the Class B Note Initial Principal Balance.

      "CLASS B NOTE INTEREST SHORTFALL" means, with respect to any Payment Date, the sum of (a) the excess, if any, of (i) the Class B Interest Requirement for the preceding Payment Date, over (ii) the amount in respect of interest that was actually paid pursuant to the Indenture with respect to interest on the Class B Notes for such preceding Payment Date, plus (b) interest on the amount of interest due but not paid to the Class B Noteholders on the preceding Payment Date, to the extent permitted by law, at the Class B Note Interest Rate from and including such preceding Payment Date to but excluding the current Payment Date.

      "CLASS B INTEREST REQUIREMENT" means, with respect to any Payment Date, the sum of (a) the Class B Monthly Note Interest for such Payment Date and (b) the amount of any unpaid Class B Note Interest Shortfall.

      "CLASS C MONTHLY NOTE INTEREST" means, with respect to any Payment Date, an amount equal to the product of (a) the Class C Note Interest Rate for the related Note Interest Period, (b) a fraction, the numerator of which is the actual number of days in such Note Interest Period and the denominator of which is 360 and (c) the Class C Note Principal Balance on the related Record Date or, with respect to the initial Payment Date, the Class C Note Initial Principal Balance.

      "CLASS C NOTE INTEREST SHORTFALL" means, with respect to any Payment Date, the sum of (a) the excess, if any, of (i) the Class C Interest Requirement for the preceding Payment Date, over (ii) the amount in respect of interest that was actually paid pursuant to the Indenture with respect to interest on the Class C Notes for such preceding Payment Date, plus (b) interest on the amount of interest due but not paid to the Class C Noteholders on the preceding Payment Date, to the extent permitted by law, at the Class C Note Interest Rate from and including such preceding Payment Date to but excluding the current Payment Date.

      "CLASS C INTEREST REQUIREMENT" means, with respect to any Payment Date, the sum of (a) the Class C Monthly Note Interest for such Payment Date and (b) the amount of any unpaid Class C Note Interest Shortfall.

      "NET CLASS C INTEREST REQUIREMENT" means, with respect to any Payment Date, the Class C Interest Requirement minus the investment earnings on amounts in the Owner Trust Spread Account.

      "CLASS A NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date on and after the earlier to occur of (a) the Class A Scheduled Payment Date and (b) any Note Principal Due Date, the Class A Note Principal Balance on such Payment Date.

      "CLASS A NOTE INITIAL PRINCIPAL BALANCE" means $__________.

      "CLASS A NOTE PRINCIPAL BALANCE" means, with respect to any date, an amount equal to the excess of (a) the Class A Note Initial Principal Balance over (b) the aggregate amount of any principal allocations made to the Class A Noteholders pursuant to the Indenture prior to such date.

      "CLASS B NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date on and after the earlier to occur of (a) the Class B Scheduled Payment Date and (b) any Note Principal Due Date, the Class B Note Principal Balance on such Payment Date.

      "CLASS B NOTE INITIAL PRINCIPAL BALANCE" means $__________.

      "CLASS B NOTE PRINCIPAL BALANCE" means, with respect to any date, an amount equal to the excess of (a) the Class B Note Initial Principal Balance over (b) the aggregate amount of any principal allocations made to the Class B Noteholders pursuant to the Indenture prior to such date.

      "CLASS C NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Payment Date on and after the earlier to occur of (a) the Class C Scheduled Payment Date and (b) any Note Principal Due Date, the Class C Note Principal Balance on such Payment Date.

      "CLASS C NOTE INITIAL PRINCIPAL BALANCE" means $__________.

      "CLASS C NOTE PRINCIPAL BALANCE" means, with respect to any date, an amount equal to the excess of (a) the Class C Note Initial Principal Balance over (b) the aggregate amount of any principal allocations made to the Class C Noteholders pursuant to the Indenture prior to such date.

      "NOTE INTEREST SHORTFALL" means, with respect to any Payment Date, the amount of any of the Class A Note Interest Shortfall, the Class B Note Interest Shortfall or the Class C Note Interest Shortfall.

      "NOTE INITIAL PRINCIPAL BALANCE" means $__________.

      "OWNER TRUST SPREAD ACCOUNT AMOUNT" means, as of any date, an amount equal to the amount on deposit in the Owner Trust Spread Account on such date, after giving effect to all deposits to and transfers and withdrawals from the Owner Trust Spread Account on such date.

SUBORDINATION

      The Class B Notes and the Class C Notes will be subordinated to the extent necessary to fund certain payments with respect to the Class A Notes. In addition, the Class C Notes will be subordinated to the extent necessary to fund certain payments with respect to the Class B Notes. No principal will be paid to the Class B Noteholders until the Class A Notes have been paid in full. Similarly, no principal will be paid to the Class C Noteholders until the Class A and the Class B Notes have been paid in full, except as provided below from amounts available in the Owner Trust Spread Account.

OWNER TRUST SPREAD ACCOUNT

      The "OWNER TRUST SPREAD ACCOUNT" will be established by the Indenture Trustee for the benefit of the Class C Noteholders. The Owner Trust Spread Account will be funded, to the extent required to increase the amount on deposit in the Owner Trust Spread Account up to the Required Owner Trust Spread Account Amount, by the deposit therein of the Available Amount remaining on each Transfer Date after the deposit of the Class A, Class B and Class C Interest Requirement and the Class A and Class B Noteholders' Principal Distributable Amount with respect to such date.

      If the amount on deposit in the Owner Trust Spread Account is greater than the Required Owner Trust Spread Account Amount for such Transfer Date, the Administrator will instruct the Indenture Trustee to distribute the amount of such excess to Chase USA as the owner of the Certificate of Beneficial Ownership. Upon the payment in full of the Note Principal Balance, the Administrator will instruct the Indenture Trustee to distribute the Owner Trust Spread Account balance to Chase USA as the owner of the Certificate of Beneficial Ownership. Upon any distribution to the Chase USA as the owner of the Certificate of Benefical Ownership of amounts from the Owner Trust Spread Account, the Class C Noteholders will not have any rights in, or claims to, such amounts.

      Funds, to the extent available, will be withdrawn from amounts on deposit in the Owner Trust Spread Account with respect to each Transfer Date, to the extent that the Available Amount is insufficient to pay the Class C Interest Requirement for such related Payment Date, and funds in the amount of such deficiency, to the extent available, will be deposited in the Note Distribution Account. On each Transfer Date on and after any Class C Note Principal Due Date, funds, to the extent available, will be withdrawn from amounts on deposit in the Owner Trust Spread Account, after giving effect to any withdrawals for the payment of interest on such Transfer Date, to the extent that the Available Amount is insufficient to pay the Class C Noteholders' Principal Distributable Amount for the related Payment Date, and funds in the amount of such deficiency, to the extent available, will be deposited in the Note Distribution Account.

      "REQUIRED OWNER TRUST SPREAD ACCOUNT AMOUNT" means an amount determined on the Closing Date and on or prior to each Transfer Date (beginning on the ___________ Transfer Date) and, except as described below, will be equal to $___ unless the Quarterly Excess Spread Percentage
(i) is less than 4.50% per annum but greater than or equal to 3.50% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to % of the Note Initial Principal Balance;
(ii) is less than 3.50% per annum but greater than or equal to 2.50% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to % of the Note Initial Principal Balance;
(iii) is less than 2.50% per annum but greater than or equal to 1.50% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to % of the Note Initial Principal Balance; and (iv) is less than 1.50% per annum, in which case the Required Owner Trust Spread Account Amount will be increased to an amount equal to % of the Note Initial Principal Balance.

      The Transferor may modify the Required Owner Trust Spread Account Amount without the consent of the Noteholders; provided that, if such modification would reduce the Required Owner Trust Spread Account Amount, the Transferor shall have received written notice from each Note Rating Agency then rating the Class C Notes that the Note Rating Agency Condition will be satisfied with respect to such modification, and the Transferor shall have delivered to the Indenture Trustee, the Owner Trustee and the Administrator a certificate of an authorized officer of the Transferor to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such modification will not cause an Event of Default to occur or an event that, with notice or the lapse of time or both, would cause an Event of Default; provided further, that the Transferor may not reduce the Required Owner Trust Spread Account Amount applicable following an Event of Default relating to the nonpayment of interest when due or principal when due on the Note Maturity Date, as described under "Description of the Notes -- The Indenture -- Events of Default; Rights Upon Event of Default" in the attached prospectus.

      "NOTE RATING AGENCY CONDITION" means the notification in writing by each Note Rating Agency to the Transferor that a proposed action will not result in a reduction or withdrawal of each such Note Rating Agency's then current rating of any specified Class of the Notes.

      After the Required Owner Trust Spread Account Amount has increased as specified in any of clauses (i) through (iv) above, the Required Owner Trust Spread Account Amount shall remain at such amount, unless further increased or decreased on any Transfer Date to a percentage specified in any of the clauses (i) through (iv) above; provided, however, that the Required Owner Trust Spread Account Amount will not be adjusted downward until at least three months have elapsed since the later to occur of (a) the Closing Date and (b) any previous upward adjustment in the Required Owner Trust Spread Account Amount.

      The "EXCESS SPREAD PERCENTAGE" means, with respect to any Monthly Period, the amount, if any, by which the Portfolio Yield exceeds the Base Rate.

      The "QUARTERLY EXCESS SPREAD PERCENTAGE" means, with respect to any Monthly Period, the average of the current Excess Spread Percentage and the Excess Spread Percentages associated with the two immediately preceding Monthly Periods.

      Funds on deposit in the Owner Trust Spread Account will be invested by the Indenture Trustee at the direction of the Administrator in Permitted Investments. Investment proceeds on such invested funds will be used each month, (a) to the extent available, to pay the Class C Interest Requirement and (b) to the extent of any remaining investment proceeds, to increase the amount on deposit on the Owner Trust Spread Account.

      The availability of funds in the Owner Trust Spread Account is intended to enhance the likelihood of receipt by the Class C Noteholders of the full amount of principal and interest due them and to decrease the likelihood that the Class C Noteholders will experience losses. However, because in certain circumstances the Owner Trust Spread Account could be depleted, these protections are limited.

REPORTS TO NOTEHOLDERS

      On each Transfer Date, the Indenture Trustee will forward to each Noteholders of record, a statement prepared by the Administrator setting forth the items described in "Description of the Notes - Reports to Noteholders" in the attached prospectus. In addition, such statement will include the amounts withdrawn from the Owner Trust Spread Account for the related Distribution Date. So long as the Notes are listed on the Luxembourg Stock Exchange, notice to Noteholders will be given by publication in a daily newspaper in Luxembourg (expected to be the Luxemburger Wort). In the event that Definitive Notes are issued, notices to Noteholders will also be given by mail to their addresses as they appear on the register maintained by the Indenture Trustee.


                      LISTING AND GENERAL INFORMATION

      Application has been made to list the Class A Notes, the Class B Notes and the Class C Notes on the Luxembourg Stock Exchange. In connection with the listing application, the Organization Certificate and By-laws of the Bank, as well as legal notice relating to the issuance of the Class A Notes, the Class B Notes and the Class C Notes will be deposited prior to listing with the Chief Registrar of the District Court of Luxembourg, where copies thereof may be obtained upon request. The Class A Notes, the Class B Notes and the Class C Notes have been accepted for clearance through the facilities of DTC, Cedelbank and Euroclear. The CUSIP numbers for the Class A Notes, the Class B Notes and the Class C Notes are ___________, ___________ and ___________, respectively; the International Securities Identification Numbers (ISIN) for the Class A Notes, the Class B Notes and the Class C Notes are US ________, US ________ and US ________, respectively; the Common Code numbers for the Class A Notes, the Class B Notes and the Class C Notes are __________, ________ and __________,
respectively.

      As of the date of this prospectus supplement, neither the Master Trust nor the Owner Trust is involved in any litigation or arbitration proceeding relating to claims which are material in the context of the issuance of the Notes, nor so far as the Transferor is aware are any such proceedings pending or threatened.

      Except as disclosed herein, there has been no material adverse change in the financial position of the Master Trust since ___________, 199__ through the date of this prospectus supplement.

      The transactions contemplated in this prospectus supplement were authorized by resolutions adopted by the Bank's Board of Directors on __________, 199__ and by the Bank's Asset and Loan Securitization Committee as of ________, 199__.

      Copies of the Pooling and Servicing Agreement, the Series 1999-_ Supplement, the applicable Note Documents, the annual report of independent public accountants described in "Description of the Certificates -- Evidence as to Compliance" in the attached prospectus, the documents referred to under "Where You Can Find More Information" and the reports to Noteholders referred to under "Reports to Noteholders" and "Description of the Notes-Reports to Noteholders" in the attached prospectus will be available free of charge at the office of Banque Generale du Luxembourg, S.A. (the "LISTING AGENT"), 50 Avenue J.F. Kennedy, L-2951, Luxembourg. Financial information regarding the Bank is included in the consolidated financial statements of The Chase Manhattan Corporation in The Chase Manhattan Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1997. Such report is available, and reports for subsequent years will be available, at the office of the Listing Agent.

      So long as there is no Paying Agent and Transfer Agent in Luxembourg, Banque Generale du Luxembourg, S.A. will act as intermediary agent in Luxembourg. In the event that Definitive Securities are issued, a Paying Agent and Transfer Agent will be appointed in Luxembourg.

      The Notes, the Pooling and Servicing Agreement, the Series 1999-__ Supplement, the Indenture and the Deposit and Administration Agreement are governed by the laws of the State of New York. The Trust Agreement is governed by the laws of the State of Delaware.


                                UNDERWRITING

      Subject to the terms and conditions set forth in the Underwriting Agreement dated ______, 199__ (the "UNDERWRITING AGREEMENT") between Chase USA and the underwriters named below (the "UNDERWRITERS"), Chase USA has agreed to sell to the Underwriters of the Class A Notes (the "CLASS A UNDERWRITERS"), the Underwriters of the Class B Notes (the "CLASS B UNDERWRITERS") and the Underwriters of the Class C Notes (the "CLASS C UNDERWRITERS"), and each of the Underwriters has severally agreed to purchase, the principal amount of the Class A Notes, the Class B Notes or the Class C Notes, as applicable, set forth opposite its name:


                                          PRINCIPAL AMOUNT OF
CLASS A UNDERWRITERS                         CLASS A NOTES
---------------------                     -------------------
Chase Securities Inc.                     $
                                          $
Total                                     $

                                          PRINCIPAL AMOUNT OF
CLASS B UNDERWRITERS                         CLASS B NOTES
---------------------                     -------------------
Chase Securities Inc.                     $
                                          $
Total                                     $

                                          PRINCIPAL AMOUNT OF
CLASS C UNDERWRITERS                         CLASS C NOTES
---------------------                     -------------------
Chase Securities Inc.                     $
                                          $
Total                                     $

      The price to public, Underwriters' discounts and commissions, the concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the principal amount of the Class A Notes, Class B Notes and Class C Notes, shall be as follows:


                                 Underwriting      Selling
                                  discounts     Concessions,    Reallowance,
                   Price to          and            not to         not to
                    Public       commissions       exceed          exceed
                 -------------   ------------   -------------   ------------

Class A Notes         (%)            (%)             (%)            (%)

Class B Notes         (%)            (%)             (%)            (%)

Class C Notes         (%)            (%)             (%)            (%)


After the offering is completed, Chase USA will receive the proceeds, after deduction of the underwriting and other expenses, listed below:


                                        Proceeds to
                                        Transferor
                                       (as % of the
                                         principal       Underwriting
                     Proceeds to          amount         discounts and
                     Transferor        of the Notes)      concessions
                   ---------------    ---------------   ---------------

Class A Notes            ($)                (%)               ($)

Class B Notes            ($)                (%)               ($)

Class C Notes            ($)                (%)               ($)

      After the public offering, the public offering price and other selling terms may be changed by the Class A Underwriters, Class B
Underwriters and the Class C Underwriters, as the case may be.

      Each Underwriter has represented and agreed that (a) it only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or who is a person to whom the document may otherwise lawfully be issued or passed on, (b) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and other applicable laws and resolutions with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom and (c) if that Underwriter is an authorized person under the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described herein if that person is of a kind described either in
Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

      Chase USA will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make in respect thereof.

      Chase Securities Inc. is a wholly owned subsidiary of The Chase Manhattan Corporation. See "Chase USA" in theattached prospectus.

      The Underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the Notes in accordance with Regulation M under the Exchange Act. Over-allotment transactions involve syndicate sales in excess of the offering size creating a syndicate short position. Stabilizing transactions permit bids to purchase the Notes so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the Notes in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the Notes originally sold by such syndicate member are purchased in a syndicate covering transaction. Such over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause prices of the Notes to be higher than they would otherwise be in the absence of such transactions. None of the Master Trust, the Owner Trust or any of the Underwriters represent that the Underwriters will engage in any such transactions nor that such transactions, once commenced, will not be discontinued without notice.

      This prospectus supplement and the attached prospectus may be used by Chase Securities Inc. in connection with offers and sales related to market-making transactions in the Notes. Chase Securities Inc. may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale. Chase Securities Inc. has no obligation to make a market in the Notes and any such market-making may be discontinued at any time without notice, in its sole discretion. Chase Securities Inc. is among the Underwriters participating in the initial distribution of the Notes.


                              EXCHANGE LISTING

      We have applied to list the Notes on the Luxembourg Stock Exchange. We cannot guaranty that the application for the listing will be accepted. You should consult with Banque Generale du Luxembourg, S.A., the Luxembourg Listing Agent for the Notes, 50 Avenue J.F. Kennedy, L-2951 Luxembourg, phone number (352) 42421, to determine whether or not the Notes are listed on the Luxembourg Stock Exchange.

      This prospectus supplement and the attached prospectus have been prepared by the Bank solely for use in connection with the offering and listing of the Notes described herein. The Bank has taken reasonable care to ensure that facts stated in this Prospectus Supplement and the attached Prospectus are true and accurate in all material respects and there have not been omitted material facts the omission of which would make misleading any statements of fact or opinion herein or therein. The Bank accepts responsibility accordingly.


                    INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT

                                                                    Term Page

Accumulation Period Reserve Account..............S-14, S-33, S-36, S-42, S-52
Accumulation Shortfall...................................................S-39
Addition Date............................................................S-35
Adjusted Investor Interest...............................................S-35
Available Accumulation Period Reserve Account
  Amount.................................................................S-43
Available Amount.........................................................S-50
Available Investor Finance Charge Collections............................S-33
Available Investor Principal Collections.................................S-34
Base Rate................................................................S-29
Calculation Agent........................................................S-48
Cede.....................................................................S-46
Certificate Reassignment Date............................................S-49
Class A Interest Requirement.............................................S-51
Class A Monthly Note Interest............................................S-50
Class A Note Initial Principal Balance...................................S-51
Class A Note Interest Rate...............................................S-47
Class A Note Interest Shortfall..........................................S-51
Class A Note Principal Balance.....................................S-51, S-52
Class A Noteholders'  Principal Distributable
  Amount.................................................................S-51
Class A Notes............................................................S-46
Class A Scheduled Redemption Date........................................S-48
Class A Underwriters.....................................................S-55
Class B Interest Requirement.............................................S-51
Class B Monthly Note Interest............................................S-51
Class B Note Initial Principal Balance...................................S-52
Class B Note Interest Rate...............................................S-47
Class B Note Interest Shortfall..........................................S-51
Class B Note Principal Balance...........................................S-52
Class B Noteholders'  Principal Distributable
  Amount...........................................................S-51, S-52
Class B Notes............................................................S-46
Class B Scheduled Redemption Date..................................S-28, S-48
Class B Underwriters.....................................................S-55
Class C Interest Requirement.............................................S-51
Class C Monthly Note Interest............................................S-51
Class C Note Initial Principal Balance...................................S-52
Class C Note Interest Rate...............................................S-47
Class C Note Interest Shortfall..........................................S-51
Class C Note Principal Balance...........................................S-52
Class C Noteholders'  Principal Distributable
  Amount.................................................................S-52
Class C Notes............................................................S-46
Class C Scheduled Payment Date...........................................S-28
Class C Scheduled Redemption Date........................................S-48
Class C Underwriters.....................................................S-55
Closing Date.............................................................S-47
Companion Series.........................................................S-43
Controlled Accumulation Amount...........................................S-39
Controlled Accumulation Period...........................................S-28
Controlled Deposit Amount................................................S-28
Covered Amount...........................................................S-42
Cut-Off Date.............................................................S-22
Default Amount...........................................................S-41
Depository...............................................................S-46
Distribution Date........................................................S-33
DTC......................................................................S-46
Event of Default.........................................................S-53
Excess Finance Charge Collections..................................S-37, S-41
Excess Funding Account...................................................S-34
Excess Spread Percentage.................................................S-53
Fixed Investor Percentage................................................S-35
Group I..................................................................S-41
Indenture................................................................S-46
investment company.......................................................S-29
Investor Charge-Off......................................................S-42
Investor Default Amount..................................................S-41
Investor Interest........................................................S-35
Investor Servicing Fee...................................................S-45
LIBOR....................................................................S-47
LIBOR Determination Date.................................................S-47
Listing Agent............................................................S-55
Monthly Principal........................................................S-39
Monthly Principal Reallocation Amount....................................S-35
Net Class C Interest Requirement.........................................S-51
Net Investor Servicing Fee...............................................S-45
Net Servicing Fee Rate...................................................S-45
Note Initial Principal Balance...........................................S-52
Note Interest Period.....................................................S-47
Note Interest Rate.......................................................S-47
Note Maturity Date.......................................................S-48
Note Principal Due Date..................................................S-28
Note Rating Agency Condition.............................................S-53
Notes....................................................................S-46
Owner Trust..............................................................S-31
Owner Trust Reserve Account Amount.......................................S-52
Owner Trust Spread Account...............................................S-52
Pay Out Event............................................................S-28
Payment Date.............................................................S-47
Pooling and Servicing Agreement..........................................S-22
Principal Distribution Amount............................................S-49
Principal Funding Account................................................S-42
Principal Funding Account Balance........................................S-28
Principal Funding Investment Proceeds....................................S-42
Principal Funding Investment Shortfall...................................S-42
Principal Shortfalls.....................................................S-41
Quarterly Excess Spread Percentage.......................................S-54
Rating Agency Condition..................................................S-41
Record Date..............................................................S-46
Recoveries...............................................................S-25
Reference Banks..........................................................S-48
Removal Date.............................................................S-35
Required Accumulation Period Reserve Account
  Amount.................................................................S-42
Required Owner Trust Reserve Account Amount..............................S-53
Reserve Account Funding Date.............................................S-42
Revolving Period.........................................................S-33
Scheduled Payment Date...................................................S-48
Scheduled Principal Payment Commencement Date............................S-28
Series 199_-_ Termination Date...........................................S-39
Servicer Interchange.....................................................S-45
Servicing Fee............................................................S-45
Shared Principal Collections.............................................S-41
Telerate Page 3750.......................................................S-48
Transfer Date............................................................S-36
Trust Portfolio..........................................................S-22
Underwriters.............................................................S-55
Underwriting Agreement...................................................S-55




                                                                  ANNEX I

                       OTHER SERIES ISSUED AND OUTSTANDING

      The table below sets forth the principal characteristics of the nineteen other Series previously issued by the Trust. For more specific information with respect to any Series, any prospective investor should contact The Chase Manhattan Bank at (212) 270-6000. The Chase Manhattan Bank will provide, without charge, to any prospective purchaser of the Notes, a copy of the Disclosure Documents for any other publicly issued Series.

SERIES 1995-2

1. Class A Certificates
       Initial Investor Interest................................$600,000,000
       Certificate Rate................................................6.23%
       Controlled Accumulation Amount (subject to
         adjustment).............................................$50,000,000
       Commencement of Controlled Accumulation Period
         (subject to adjustment)..........................September 30, 1999
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest............................$47,728,181.82
       Other Enhancement..................................Subordination of
                                                          Class B Certificates
       Scheduled Payment Date...............................October 15, 2000
       Series 1995-2 Termination Date..........................June 15, 2003
       Series Issuance Date.................................October 19, 1995

2. Class B Certificates
       Initial Investor Interest.................................$34,090,000
       Certificate Rate................................................6.38%
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest........................Same as above for
                                                          Class A Certificates
       Scheduled Payment Date..............................November 15, 2000
       Series 1995-2 Termination Date.....................Same as above for
                                                          Class A Certificates
       Series Issuance Date...............................Same as above for
                                                          Class A Certificates

SERIES 1995-3

1. Class A Certificates
       Initial Investor Interest................................$450,000,000
       Certificate Rate................................................6.23%
       Controlled Accumulation Amount (subject to
         adjustment).............................................$37,500,000
       Commencement of Controlled Accumulation Period
         (subject to adjustment)...............................July 31, 2001
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest............................$35,795,636.36
       Other Enhancement..................................Subordination of
                                                          Class B Certificates
       Scheduled Payment Date................................August 15, 2002
       Series 1995-3 Termination Date.........................April 15, 2005
       Series Issuance Date................................November 21, 1995

2. Class B Certificates
       Initial Investor Interest.................................$25,568,000
       Certificate Rate................................................6.39%
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest........................Same as above for
                                                          Class A Certificates
       Scheduled Payment Date.............................September 15, 2002
       Series 1995-3 Termination Date.....................Same as above for
                                                          Class A Certificates
       Series Issuance Date...............................Same as above for
                                                          Class A Certificates

SERIES 1995-4

1. Class A Certificates
       Initial Investor Interest................................$300,000,000
       Certificate Rate............................Three Month LIBOR + 0.20%
       Controlled Accumulation Amount (subject
         to adjustment)..........................................$25,000,000
       Commencement of Controlled Accumulation
         Period (subject to adjustment).....................October 31, 2001
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest............................$35,714,857.14
       Other Enhancement..................................Subordination of
                                                          Class B Certificates
       Scheduled Payment Date..............................November 25, 2002
       Series 1995-4 Termination Date..........................July 25, 2005
       Series Issuance Date................................November 29, 1995

2. Class B Certificates
       Initial Investor Interest.................................$21,428,000
       Certificate Rate............................Three Month LIBOR + 0.32%
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest........................Same as above for
                                                          Class A Certificates
       Scheduled Payment Date..............................November 25, 2002
       Series 1995-4 Termination Date.....................Same as above for
                                                          Class A Certificates
       Series Issuance Date...............................Same as above for
                                                          Class A Certificates

SERIES 1996-1

1. Class A Certificates
       Initial Investor Interest................................$700,000,000
       Certificate Rate................................................5.55%
       Controlled Accumulation Amount (subject to
         adjustment)..........................................$58,333,333.33
       Commencement of Controlled Accumulation
         Period (subject to adjustment)....................December 31, 1999
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest............................$55,682,545.45
       Other Enhancement..................................Subordination of
                                                          Class B Certificates
       Scheduled Payment Date...............................January 15, 2001
       Series 1996-1 Termination Date.....................September 15, 2003
       Series Issuance Date.................................January 23, 1996

2. Class B Certificates
       Initial Investor Interest.................................$39,772,000
       Certificate Rate................................................5.71%
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest........................Same as above for
                                                          Class A Certificates
       Scheduled Payment Date..............................February 15, 2001
       Series 1996-1 Termination Date.....................Same as above for
                                                          Class A Certificates
       Series Issuance Date...............................Same as above for
                                                          Class A Certificates

SERIES 1996-2

1. Class A Certificates
       Initial Investor Interest................................$550,000,000
       Certificate Rate................................................5.98%
       Controlled Accumulation Amount (subject to
         adjustment)..........................................$45,833,333.33
       Commencement of Controlled Accumulation Period
         (subject to adjustment)...........................December 31, 2004
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest............................$43,750,000.00
       Other Enhancement..................................Subordination of
                                                          Class B Certificates
       Scheduled Payment Date...............................January 15, 2006
       Series 1996-2 Termination Date.....................September 15, 2008
       Series Issuance Date.................................January 23, 1996

2. Class B Certificates
       Initial Investor Interest.................................$31,250,000
       Certificate Rate................................................6.16%
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest........................Same as above for
                                                          Class A Certificates
       Scheduled Payment Date..............................February 15, 2006
       Series 1996-2 Termination Date.....................Same as above for
                                                          Class A Certificates
       Series Issuance Date...............................Same as above for
                                                          Class A Certificates

SERIES 1996-3

1. Class A Certificates
       Initial Investor Interest................................$411,983,000
       Certificate Rate................................................7.09%
       Controlled Accumulation Amount (subject to
         adjustment)..........................................$34,331,916.67
       Commencement of Controlled Accumulation
         Period (subject to adjustment).........................May 31, 2005
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest............................$32,772,440.86
       Other Enhancement..................................Subordination of
                                                          Class B Certificates
       Scheduled Payment Date..................................June 15, 2006
       Series 1996-3 Termination Date......................February 15, 2009
       Series Issuance Date.....................................May 30, 1996

2. Class B Certificates
       Initial Investor Interest.................................$23,408,000
       Certificate Rate................................................7.27%
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest........................Same as above for
                                                          Class A Certificates
       Scheduled Payment Date..................................July 15, 2006
       Series 1996-3 Termination Date.....................Same as above for
                                                          Class A Certificates
       Series Issuance Date...............................Same as above for
                                                          Class A Certificates

SERIES 1996-4

1. Class A Certificates
       Initial Investor Interest..............................$1,400,000,000
       Certificate Rate..............................One Month LIBOR + 0.13%
       Controlled Accumulation Amount (subject to
         adjustment).........................................$116,666,666.67
       Commencement of Controlled Accumulation
         Period (subject to adjustment).....................October 31, 2002
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest...........................$150,000,666.67
       Other Enhancement..................................Subordination of
                                                          Class B Certificates
       Scheduled Payment Date..............................November 17, 2003
       Series 1996-4 Termination Date..........................July 17, 2006
       Series Issuance Date................................November 14, 1996

2. Class B Certificates
       Initial Investor Interest................................$116,666,000
       Certificate Rate..............................One Month LIBOR + 0.35%
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest........................Same as above for
                                                          Class A Certificates
       Scheduled Payment Date..............................December 15, 2003
       Series 1996-4 Termination Date.....................Same as above for
                                                          Class A Certificates
       Series Issuance Date...............................Same as above for
                                                          Class A Certificates

SERIES 1997-1

1. Class A Certificates
       Initial Investor Interest..............................$1,150,000,000
       Certificate Rate..............................One Month LIBOR + 0.09%
       Controlled Accumulation Amount (subject
         to adjustment).......................................$95,833,333.33
       Commencement of Controlled Accumulation
         Period (subject to adjustment).....................January 31, 2003
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest..............................$123,214,619
       Other Enhancement..................................Subordination of
                                                          Class B Certificates
       Scheduled Payment Date..............................February 15, 2004
       Series 1997-1 Termination Date.......................October 15, 2006
       Series Issuance Date................................February 24, 1997

2. Class B Certificates
       Initial Investor Interest.................................$95,833,000
       Certificate Rate..............................One Month LIBOR + 0.29%
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest........................Same as above for
                                                          Class A Certificates
       Scheduled Payment Date.................................March 15, 2004
       Series 1997-1 Termination Date.....................Same as above for
                                                          Class A Certificates
       Series Issuance Date...............................Same as above for
                                                          Class A Certificates

SERIES 1997-2

1. Class A Certificates
       Initial Investor Interest..............................$1,500,000,000
       Certificate Rate................................................6.30%
       Controlled Accumulation Amount (subject to
         adjustment)........................................... $125,000,000
       Commencement of Controlled Accumulation
         Period (subject to adjustment)........................July 31, 1999
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest..............................$119,318,455
       Other Enhancement..................................Subordination of
                                                          Class B Certificates
       Scheduled Payment Date................................August 15, 2000
       Series 1997-2 Termination Date.........................April 15, 2003
       Series Issuance Date..................................August 18, 1997

2. Class B Certificates
       Initial Investor Interest.................................$85,227,000
       Certificate Rate................................................6.45%
       Annual Servicing Fee Percentage..................................2.0%
       Initial Collateral Interest........................Same as above for
                                                          Class A Certificates
       Scheduled Payment Date.............................September 15, 2000
       Series 1997-2 Termination Date.....................Same as above for
                                                          Class A Certificates
       Series Issuance Date...............................Same as above for
                                                          Class A Certificates

SERIES 1997-3

1. Class A Certificates
      Initial Investor Interest................................ $250,000,000
      Certificate Rate................................................6.777%
      Controlled Accumulation Amount
        (subject to adjustment).....................One-twelfth of outstanding balance of Class A
                                                    Certificates on August 1,
                                                    2003
      Commencement of Controlled Accumulation
        Period (subject to adjustment).......................August 31, 2003
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest................................$26,786,048
      Other Enhancement...................................Subordination of
                                                          Class B Certificates
      Scheduled Payment Date..............................September 15, 2004
      Series 1997-3 Termination Date............................May 15, 2007
      Series Issuance Date............................... September 22, 1997

2. Class B Certificates
      Initial Investor Interest..................................$20,833,000
      Certificate Rate...............................One Month LIBOR + 0.35%
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest.........................Same as above for
                                                          Class A Certificates
      Scheduled Payment Date................................October 15, 2004
      Series 1997-3 Termination Date......................Same as above for
                                                          Class A Certificates
      Series Issuance Date................................Same as above for
                                                          Class A Certificates

SERIES 1997-4

1. Class A Certificates
      Initial Investor Interest.................................$600,000,000
      Certificate Rate...............................One Month LIBOR + 0.16%
      Controlled Accumulation Amount (subject to
        adjustment)..............................................$50,000,000
      Commencement of Controlled Accumulation Period
        (subject to adjustment)............................November 30, 2001
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest............................... $64,285,715
      Other Enhancement...................................Subordination of
                                                          Class B Certificates
      Scheduled Payment Date...............................December 15, 2002
      Series 1997-4 Termination Date.........................August 15, 2005
      Series Issuance Date..................................December 8, 1997

2. Class B Certificates
      Initial Investor Interest..................................$50,000,000
      Certificate Rate...............................One Month LIBOR + 0.36%
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest.........................Same as above for
                                                          Class A Certificates
      Scheduled Payment Date................................January 15, 2003
      Series 1997-4 Termination Date......................Same as above for
                                                          Class A Certificates
      Series Issuance Date................................Same as above for
                                                          Class A Certificates

SERIES 1997-5

1. Class A Certificates
      Initial Investor Interest................................ $500,000,000
      Certificate Rate................................................6.194%
      Controlled Accumulation Amount (subject to
        adjustment)..............................................$41,666,667
      Commencement of Controlled Accumulation
        Period (subject to adjustment).....................November 30, 2001
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest................................$39,772,819
      Other Enhancement...................................Subordination of
                                                          Class B Certificates
      Scheduled Payment Date...............................December 15, 2002
      Series 1997-5 Termination Date.........................August 15, 2005
      Series Issuance Date.................................December 23, 1997

2. Class B Certificates
      Initial Investor Interest..................................$28,409,000
      Certificate Rate................................................6.388%
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest.........................Same as above for
                                                          Class A Certificates
      Scheduled Payment Date................................January 15, 2003
      Series 1997-5 Termination Date......................Same as above for
                                                          Class A Certificates
      Series Issuance Date................................Same as above for
                                                          Class A Certificates

SERIES 1998-1

1. Class A-1 Certificates
      Initial Investor Interest.................................$273,822,563
      Certificate Rate..............................One Month LIBOR + 0.231%
      Controlled Accumulation Amount (subject to
        adjustment)..............................................$22,818,547
      Commencement of Controlled Accumulation
        Period (subject to adjustment)......................January 31, 2004
      Annual Servicing Fee Percentage...................................2.0%
      Subordination of Class B Certificates
         and Initial Enhancement.........................Collateral Interest
      Scheduled Payment Date...............................February 15, 2005
      Series 1998-1 Termination Date........................October 15, 2007
      Series Issuance Date.................................February 12, 1998

     Class A-2 Certificates
      Initial Investor Interest.................................$245,278,391
      Certificate Rate.............................One Month LIBOR + 0.1885%
      Controlled Accumulation Amount (subject
        to adjustment)...........................................$20,439,866
      Commencement of Controlled Accumulation
        Period (subject to adjustment)......................January 31, 2004
      Annual Servicing Fee Percentage...................................2.0%
      Subordination of Class B Certificates and
        Initial Enhancement..............................Collateral Interest
      Scheduled Payment Date...............................February 15, 2005
      Series 1998-1 Termination Date........................October 15, 2007
      Series Issuance Date.................................February 12, 1998

    Class A-3 Certificates
      Initial Investor Interest.................................$243,131,534
      Certificate Rate.............................One Month LIBOR + 0.2445%
      Controlled Accumulation Amount (subject
        to adjustment)...........................................$20,260,961
      Commencement of Controlled Accumulation
        Period (subject to adjustment)......................January 31, 2004
      Annual Servicing Fee Percentage...................................2.0%
      Subordination of Class B Certificates and
        Initial Enhancement..............................Collateral Interest
      Scheduled Payment Date...............................February 15, 2005
      Series 1998-1 Termination Date........................October 15, 2007
      Series Issuance Date.................................February 12, 1998

2. Class B Certificates
      Initial Investor Interest..................................$63,519,000
      Certificate Rate...............................One Month LIBOR + 0.37%
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest................................$81,668,141
      Scheduled Payment Date..................................March 15, 2005
      Series 1998-1 Termination Date......................Same as above for
                                                          Class A Certificates
      Series Issuance Date................................Same as above for
                                                          Class A Certificates

SERIES 1998-2

1. Class A Certificates
      Initial Investor Interest.................................$800,000,000
      Certificate Rate............................Federal Funds Rate + 0.24%
      Controlled Accumulation Amount (subject
        to adjustment............................................$66,666,667
      Commencement of Controlled Accumulation
        Period (subject to adjustment)......................January 31, 2000
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest............................... $85,714,953
      Other Enhancement...................................Subordination of
                                                          Class B Certificates
      Scheduled Payment Date...............................February 15, 2001
      Series 1998-2 Termination Date.......................February 15, 2003
      Series Issuance Date.....................................March 9, 1998

2. Class B Certificates
      Initial Investor Interest..................................$66,666,000
      Certificate Rate...............................One Month LIBOR + 0.25%
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest.........................Same as above for
                                                          Class A Certificates
      Scheduled Payment Date..................................March 15, 2003
      Series 1998-2 Termination Date......................Same as above for
                                                          Class A Certificates
      Series Issuance Date................................Same as above for
                                                          Class A Certificates

SERIES 1998-3

1. Class A Certificates
      Initial Investor Interest.................................$600,000,000
      Certificate Rate............................................... 6.000%
      Controlled Accumulation Amount (subject
        to adjustment)...........................................$50,000,000
      Commencement of Controlled Accumulation
        Period (subject to adjustment)........................March 31, 2002
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest................................$47,728,182
      Other Enhancement...................................Subordination of
                                                          Class B Certificates
      Scheduled Payment Date..................................April 15, 2003
      Series 1998-3 Termination Date.........................August 15, 2005
      Series Issuance Date.......................................May 1, 1998

2. Class B Certificates
      Initial Investor Interest..................................$34,090,000
      Certificate Rate................................................6.150%
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest.........................Same as above for
                                                          Class A Certificates
      Scheduled Payment Date....................................May 15, 2003
      Series 1998-3 Termination Date......................Same as above for
                                                          Class A Certificates
      Series Issuance Date................................Same as above for
                                                          Class A Certificates

SERIES 1998-4

1. Class A Certificates
      Initial Investor Interest.................................$552,486,188
      Certificate Rate..............................One Month LIBOR + 0.134%
      Controlled Accumulation Amount (subject
        to adjustment)...........................................$46,040,516
      Commencement of Controlled Accumulation
        Period (subject to adjustment).........................July 31, 2007
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest................................$59,195,465
      Other Enhancement...................................Subordination of
                                                          Class B Certificates
      Scheduled Payment Date..................................August 15,2008
      Series 1998-4 Termination Date.......................December 15, 2010
      Series Issuance Date.....................................July 28, 1998

2. Class B Certificates
      Initial Investor Interest..................................$46,040,000
      Certificate Rate...............................One Month LIBOR + 0.36%
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest.........................Same as above for
                                                          Class A Certificates
      Scheduled Payment Date..............................September 15, 2008
      Series 1998-4 Termination Date......................Same as above for
                                                          Class A Certificates
      Series Issuance Date................................Same as above for
                                                          Class A Certificates

SERIES 1998-5

1. Class A Certificates
      Initial Investor Interest.................................$650,000,000
      Certificate Rate...............................One Month LIBOR + 0.16%
      Controlled Accumulation Amount (subject
        to adjustment)...........................................$54,166,667
      Commencement of Controlled Accumulation
        Period (subject to adjustment).......................August 31, 2002
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest................................$69,643,524
      Other Enhancement...................................Subordination of
                                                          Class B Certificates
      Scheduled Payment Date...............................September 15,2003
      Series 1998-5 Termination Date........................January 15, 2006
      Series Issuance Date................................September 24, 1998

2. Class B Certificates
      Initial Investor Interest..................................$54,166,000
      Certificate Rate...............................One Month LIBOR + 0.36%
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest.........................Same as above for
                                                          Class A Certificates
      Scheduled Payment Date................................October 15, 1998
      Series 1998-5 Termination Date......................Same as above for
                                                          Class A Certificates
      Series Issuance Date................................Same as above for
                                                          Class A Certificates

SERIES 1998-6

1. Class A Certificates
      Initial Investor Interest.................................$650,000,000
      Certificate Rate...............................One Month LIBOR + 0.26%
      Controlled Accumulation Amount (subject
        to adjustment)...........................................$54,166,667
      Commencement of Controlled Accumulation
        Period (subject to adjustment)........................April 30, 2001
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest................................$69,643,524
      Other Enhancement...................................Subordination of
                                                          Class B Certificates
      Scheduled Payment Date.....................................May 15,2002
      Series 1998-6 Termination Date......................September 15, 2004
      Series Issuance Date.................................November 24, 1998

2. Class B Certificates
      Initial Investor Interest..................................$54,166,000
      Certificate Rate...............................One Month LIBOR + 0.51%
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest.........................Same as above for
                                                          Class A Certificates
      Scheduled Payment Date...................................June 15, 2002
      Series 1998-6 Termination Date......................Same as above for
                                                          Class A Certificates
      Series Issuance Date................................Same as above for
                                                          Class A Certificates

SERIES 1999-1

1. Class A Certificates
      Initial Investor Interest.................................$750,000,000
      Certificate Rate...............................One Month LIBOR + 0.16%
      Controlled Accumulation Amount (subject
        to adjustment)...........................................$62,500,000
      Commencement of Controlled Accumulation
        Period (subject to adjustment)........................April 30, 2003
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest................................$80,357,143
      Other Enhancement...................................Subordination of
                                                          Class B Certificates
      Scheduled Payment Date....................................May 15, 2004
      Series 1999-1 Termination Date......................September 15, 2006
      Series Issuance Date.....................................March 4, 1999

2. Class B Certificates
      Initial Investor Interest..................................$62,500,000
      Certificate Rate...............................One Month LIBOR + 0.39%
      Annual Servicing Fee Percentage...................................2.0%
      Initial Collateral Interest.........................Same as above for
                                                          Class A Certificates
      Scheduled Payment Date...................................June 15, 2004
      Series 1999-1 Termination Date......................Same as above for
                                                          Class A Certificates
      Series Issuance Date................................Same as above for
                                                          Class A Certificates